                                                                 EXHIBIT 10.31.2




             AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT
                               (MASTER AGREEMENT)


                SUNRISE EAST ASSISTED LIVING LIMITED PARTNERSHIP
                                  AS BORROWER

                               NATIONSBANK, N.A.
                                    AS AGENT





                               December 23, 1997

                               TABLE OF CONTENTS


I.       DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         -----------
         Section 1.1.             Certain Defined Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
                                  ---------------------
         Section 1.2.             Accounting Terms and Other Definitional
                                  ----------------------------------------
                                  Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
                                  ----------


II.      BORROWING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         ---------
         Section 2.1.             The Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
                                  --------
         Section 2.2.             Procedure for Advances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
                                  ----------------------
         Section 2.3.             Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
                                  ----
         Section 2.4.             Interest Rate Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
                                  ---------------------
         Section 2.5.             Extensions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
                                  ----------

III.     COLLATERAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         ----------
         Section 3.1.             Collateral  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
                                  ----------
         Section 3.2.             Eligible Projects . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
                                  -----------------
         Section 3.3.             Optional Collateral . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
                                  -------------------
         Section 3.4.             Assignment of Partnership Interests . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                                  -----------------------------------
         Section 3.5.             Guaranties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                                  ----------
         Section 3.6.             Collateral for Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                                  --------------------------
         Section 3.7.             Costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
                                  -----

IV.      GENERAL FINANCING PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         ----------------------------
         Section 4.1.             Computation of Interest and Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
                                  --------------------------------
         Section 4.2.             Liens; Setoff . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
                                  -------------
         Section 4.3.             Payment and Performance of Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . .  30
                                  --------------------------------------
         Section 4.4.             Payments to Others for the Account of the Borrower  . . . . . . . . . . . . . . . . . . . .  31
                                  --------------------------------------------------
         Section 4.5.             Prepayment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
                                  ----------

V.       REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         ------------------------------
         Section 5.1.             Good Standing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
                                  -------------
         Section 5.2.             Power and Authority . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
                                  -------------------
         Section 5.3.             Binding Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
                                  ------------------
         Section 5.4.             Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
                                  ----------
         Section 5.5.             No Conflicting Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
                                  -------------------------
         Section 5.6.             Financial Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
                                  ---------------------
         Section 5.7.             No Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
                                  ----------
         Section 5.8.             Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
                                  -----
         Section 5.9.             Place(s) of Business and Location of Collateral . . . . . . . . . . . . . . . . . . . . . .  34
                                  -----------------------------------------------
         Section 5.10.            Title to Properties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
                                  -------------------
         Section 5.11.            Margin Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
                                  ------------
         Section 5.12.            ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
                                  -----
         Section 5.13.            Governmental Consent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
                                  --------------------
         Section 5.14.            Full Disclosure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
                                  ---------------
         Section 5.15.            Business Names and Addresses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
                                  ----------------------------
         Section 5.16.            Licenses and Certifications . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
                                  ---------------------------
         Section 5.17.            Operating Agreements and Management Contracts . . . . . . . . . . . . . . . . . . . . . . .  36
                                  ---------------------------------------------

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
         Section 5.18.            Participation Agreements and Resident
                                  --------------------------------------
                                  Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
                                  ----------
         Section 5.19.            Compliance with Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
                                  --------------------
         Section 5.20.            Presence of Hazardous Materials or
                                  ------------------------------------
                                  Hazardous Materials Contamination . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
                                  ---------------------------------
         Section 5.21.            Nature of Credit Facility; Usury; Disclosures . . . . . . . . . . . . . . . . . . . . . . .  38
                                  ---------------------------------------------
         Section 5.22.            Survival; Updates of Representations and
                                  -----------------------------------------
                                  Warranties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
                                  ----------
         Section 5.23.            Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
                                  --------

VI.      CONDITIONS OF LENDING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         ---------------------
         Section 6.1.             No Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
                                  ----------
         Section 6.2.             Opinion of Counsel for the Borrower . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
                                  -----------------------------------
         Section 6.3.             Approval of Counsel for the Lenders . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
                                  -----------------------------------
         Section 6.4.             Supporting Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
                                  --------------------
         Section 6.5.             Financing Documents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
                                  -------------------
         Section 6.6.             Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
                                  ---------
         Section 6.7.             Security Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
                                  ------------------
         Section 6.8.             Joinder Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
                                  -----------------


VII.     AFFIRMATIVE COVENANTS OF BORROWER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         ---------------------------------
         Section 7.1.             Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
                                  --------------------
         Section 7.2.             Taxes and Claims  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
                                  ----------------
         Section 7.3.             Legal Existence . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
                                  ---------------
         Section 7.4.             Conduct of Business and Compliance with  Laws . . . . . . . . . . . . . . . . . . . . . . .  43
                                  ---------------------------------------------
         Section 7.5.             Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
                                  ---------------
         Section 7.6.             Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
                                  ---------
         Section 7.7.             Flood Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
                                  ---------------
         Section 7.8.             Maintenance of Properties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
                                  -------------------------
         Section 7.9.             Maintenance of the Collateral . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
                                  -----------------------------
         Section 7.10.            Other Liens, Security Interests, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
                                  -------------------------------------
         Section 7.11.            Defense of Title and Further Assurances . . . . . . . . . . . . . . . . . . . . . . . . . .  47
                                  ---------------------------------------
         Section 7.12.            Subsequent Opinion of Counsel as to Recording
                                  ---------------------------------------------
                                  Requirements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
                                  ------------
         Section 7.13.            Books and Records . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
                                  -----------------
         Section 7.14.            Collections . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
                                  -----------
         Section 7.15.            Notice to Account Debtors and Escrow Account  . . . . . . . . . . . . . . . . . . . . . . .  49
                                  --------------------------------------------
         Section 7.16.            Business Names  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
                                  --------------
         Section 7.17.            ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
                                  -----
         Section 7.18.            Change in Management  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
                                  --------------------
         Section 7.19.            Management  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
                                  ----------
         Section 7.20.            Fees and Expenses; Indemnity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
                                  ----------------------------
         Section 7.21.            Governmental Surveys or Inspections . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
                                  -----------------------------------
         Section 7.22.            Cost Reports  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
                                  ------------
         Section 7.23.            Updated Appraisals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
                                  ------------------
         Section 7.24.            Notification of Certain Events, Events
                                  ---------------------------------------
                                  of Default and Adverse Developments . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
                                  -----------------------------------
         Section 7.25.            Compliance with Environmental Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
                                  ----------------------------------
         Section 7.26.            Hazardous Materials; Contamination  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
                                  ----------------------------------
         Section 7.27.            Participation in Reimbursement Programs . . . . . . . . . . . . . . . . . . . . . . . . . .  53
                                  ---------------------------------------
         Section 7.28.            Minimum Pool A Projects . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
                                  -----------------------

         Section 7.29.            Subordination of Distributions and Management Fees  . . . . . . . . . . . . . . . . . . . .  54
                                  --------------------------------------------------
         Section 7.30.            Depository Bank . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
                                  ---------------

VIII.    NEGATIVE COVENANTS OF BORROWER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         ------------------------------
         Section 8.1.             Borrowings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
                                  ----------
         Section 8.2.             Deeds of Trust and Pledges  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
                                  --------------------------
         Section 8.3.             Sale or Transfer of Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
                                  --------------------------
         Section 8.4.             Advances and Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
                                  ------------------
         Section 8.5.             Contingent Liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
                                  ----------------------
         Section 8.6.             Licenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
                                  --------
         Section 8.7.             ERISA Compliance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
                                  ----------------
         Section 8.8.             Transfer of Collateral  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
                                  ----------------------
         Section 8.9.             Sale of Accounts or Receivables . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
                                  -------------------------------
         Section 8.10.            Amendments; Terminations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
                                  ------------------------
         Section 8.11.            Prohibition on Hazardous Materials  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
                                  ----------------------------------
         Section 8.12.            Subsidiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
                                  ------------
         Section 8.13.            Distributions to Partners . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
                                  -------------------------
         Section 8.14.            Mergers or Acquisitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
                                  -----------------------
         Section 8.15.            Partnership Interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
                                  ---------------------

IX.      EVENTS OF DEFAULT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
         -----------------
         Section 9.1.             Failure to Pay and/or Perform the Obligations . . . . . . . . . . . . . . . . . . . . . . .  58
                                  ---------------------------------------------
         Section 9.2.             Breach of Representations and Warranties  . . . . . . . . . . . . . . . . . . . . . . . . .  58
                                  ----------------------------------------
         Section 9.3.             Failure to Comply with Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
                                  --------------------------------
         Section 9.4.             Failure to Comply with Books and Records  . . . . . . . . . . . . . . . . . . . . . . . . .  58
                                  ----------------------------------------
         Section 9.5.             Other Defaults  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
                                  --------------
         Section 9.6.             Default Under Other Financing Documents . . . . . . . . . . . . . . . . . . . . . . . . . .  59
                                  ---------------------------------------
         Section 9.7.             Receiver; Bankruptcy  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
                                  --------------------
         Section 9.8.             Judgment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
                                  --------
         Section 9.9.             Execution; Attachment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
                                  ---------------------
         Section 9.10.            Default Under Other Borrowings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
                                  ------------------------------
         Section 9.11.            Material Adverse Change . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
                                  -----------------------
         Section 9.12.            Impairment of Position  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
                                  ----------------------
         Section 9.13.            Change in Status or Ownership . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
                                  -----------------------------
         Section 9.14.            Zoning  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
                                  ------
         Section 9.15.            Change in Management  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
                                  --------------------
         Section 9.16.            Licenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
                                  --------
         Section 9.17.            Compliance with Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
                                  -------------------

X.       RIGHTS AND REMEDIES UPON DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         --------------------------------
         Section 10.1.            DEMAND; ACCELERATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
                                  --------------------
         Section 10.2.            Further Advances; Immediate Acceleration  . . . . . . . . . . . . . . . . . . . . . . . . .  61
                                  ----------------------------------------
         Section 10.3.            Specific Rights With Regard to Collateral . . . . . . . . . . . . . . . . . . . . . . . . .  61
                                  -----------------------------------------
         Section 10.4.            Performance by Lenders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
                                  ----------------------
         Section 10.5.            Uniform Commercial Code and Other Remedies  . . . . . . . . . . . . . . . . . . . . . . . .  63
                                  ------------------------------------------
         Section 10.6.            Receiver or Other Court Order . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
                                  -----------------------------

 XI.     MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
         -------------
         Section 11.1.            Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
                                  -------
         Section 11.2.            Consents and Approvals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
                                  ----------------------

         Section 11.3.            Remedies, etc. Cumulative . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
                                  -------------------------
         Section 11.4.            No Waiver of Rights by the Lenders  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
                                  ----------------------------------
         Section 11.5.            Entire Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
                                  ----------------
         Section 11.6.            Survival of Agreement; Successors and
                                  --------------------------------------
                                  Assigns . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
                                  -------
         Section 11.7.            Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
                                  --------
         Section 11.8.            Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
                                  ------------
         Section 11.9.            Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
                                  -------------
         Section 11.10.           Modifications . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
                                  -------------
         Section 11.11.           Illegality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
                                  ----------
         Section 11.12.           Gender, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
                                  ------------
         Section 11.13.           Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
                                  --------
         Section 11.14.           Waiver of Trial by Jury . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
                                  -----------------------
         Section 11.15.           Liability of the Lenders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
                                  ------------------------
         Section 11.16.           License of Tradename  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
                                  --------------------


EXHIBITS:

         A       Form of Note
         B       Form of Borrowing Base Report
         C       Initial Borrowing Base Report
         D       Places of Business
         E       List of Optional Collateral
         F       Form of Subsidiary Joinder Agreement

             AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT
                               (MASTER AGREEMENT)

         THIS AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT (the "Agreement") is made this 23rd day of December, 1997, by and between SUNRISE EAST ASSISTED LIVING LIMITED PARTNERSHIP, a Virginia limited partnership (the "Borrower"), and NATIONSBANK, N.A., as agent (the "Agent") for itself and for certain additional lenders who are or shall be from time to time participating as lenders hereunder pursuant to the Agency Agreement, as hereinafter defined (collectively with the Agent, the "Lenders").

                                    RECITALS

         A. The Borrower obtained from the Agent and certain other lenders (collectively, the "Original Lenders") a credit facility in the maximum principal sum of $90,000,000 (the "Original Credit Facility") which was a non-revolving line of credit pursuant to which the Borrower could obtain certain construction/interim loans (each a "Facility Loan;" collectively, the "Facility Loans") for assisted living facilities and independent living facilities. The Original Credit Facility has been evidenced by a Master Promissory Note dated June 13, 1996 as amended pursuant to a First Amendment to Master Promissory Note dated September 5, 1996 and by a Second Amendment to Master Promissory Note dated March 31, 1997 (collectively, the "Master Note").

         B. In connection with the making of each Facility Loan, the Borrower executed a promissory note in the maximum principal sum of each Facility Loan (each a "Facility Note" and collectively, the "Facility Notes"). Availability under the Master Note was reduced by the principal sum of each Facility Note. As of the date hereof, seven (7) Facility Loans have been made under the Original Credit Facility as hereinafter described. The assisted or independent living facilities for which Facility Loans were obtained is referred to herein by its location and word "Facility."

         C. The Borrower obtained a construction/interim loan for the Franconia Facility evidenced by a Note dated June 13, 1996 in the maximum principal sum of $7,940,400 (the "Franconia Note") which is secured by, among other things a Credit Line Deed of Trust, Assignment and Security Agreement also dated June 13, 1996 (the "Franconia Deed of Trust") in favor of trustees designated by the Agent and recorded in the Land Records of Fairfax County, Virginia in Deed Book 9749, Page 1562. A principal balance of $100,000 remains outstanding under the Franconia Note.

         D. The Borrower obtained a construction/interim loan for the Granite Run Facility evidenced by a Note dated June 13, 1996 in the maximum principal sum of $7,688,000 (the "Granite Run Note") which is secured by, among other things an Open-End Mortgage, Assignment and Security Agreement also dated June 13, 1996 (the "Granite Run Deed of Trust") and recorded in the Land Records of Delaware County, Pennsylvania in Volume 1500, Page 1704 and re-recorded in Volume 1526, Page 977. A principal balance of $100,000 remains outstanding under the Granite Run Note.

         E. The Borrower obtained a construction/interim loan for the Abington Assisted Living Facility evidenced by a Note dated June 13, 1996 in the maximum principal sum of $8,995,000 (the "Abington Assisted Note") which is secured by, among other things an Open-End Mortgage, Assignment and Security Agreement also dated June 13, 1996 (the "Abington Deed of Trust") and recorded in the Land Records of Montgomery County, Pennsylvania in Deed Book 7783, Page
849. A principal balance of $100,000 remains outstanding under the Abington Assisted Note.

         F. The Borrower obtained a construction/interim loan for the Abington Independent Living Facility evidenced by a Note dated June 13, 1996 in the maximum principal sum of $4,430,000 (the "Abington Independent Note") which is also secured by, among other things the Abington Deed of Trust. A principal balance of $100,000 remains outstanding under the Abington Independent Note. The Facility Loans evidenced by the Abington Assisted Note and the Abington Independent Note are treated as one Loan.

         G. The Borrower obtained a construction/interim loan for the Morris Plains Facility evidenced by a Note dated September 5, 1996 in the maximum principal sum of $7,993,000 (the "Morris Plains Note") which is secured by, among other things a Mortgage, Assignment and Security Agreement also dated September 5, 1996 (the "Morris Plains Deed of Trust") and recorded in the Land Records of Morris County, New Jersey in Deed Book 6632, Page 58. A principal balance of $100,000 remains outstanding under the Morris Plains Note.

         H. The Borrower obtained a construction/interim loan for the Wayne Facility evidenced by a Note dated September 5, 1996 in the maximum principal sum of $8,020,000 (the "Wayne Note") which is secured by, among other things a Mortgage, Assignment and Security Agreement also dated September 5, 1996 (the "Wayne Deed of Trust") and recorded in the Land Records of Passaic County, New Jersey in Mortgage Book 0-164, Page 17. A principal balance of $100,000 remains outstanding under the Wayne Note.

         I. The Borrower obtained a loan for the Old Tappan Facility evidenced by a Note dated September 5, 1996 in the maximum principal sum of $8,300,000 (the "Old Tappan Note") which is secured by, among other things a Mortgage, Assignment and Security Agreement also dated September 5, 1996 (the "Old Tappan Deed of Trust") and recorded in the Land Records of Bergen County, New Jersey in Mortgage Book 9272, Page 700. A principal balance of $100,000 remains outstanding under the Old Tappan Note.

         J. The Borrower obtained a loan for the Westfield Facility evidenced by a Note dated May 12, 1997 in the maximum principal sum of $8,388,000 (the "Westfield Note") which is secured by, among other things a Mortgage, Assignment and Security Agreement also dated May 12, 1997 (the "Westfield Deed of Trust") and recorded in the Land Records of Union County, New Jersey in Deed Book 6259, Page 141. A principal balance of $100,000 remains outstanding under the Westfield Note.

         K. The Borrower has applied to the Lenders to increase the maximum principal sum of the Original Credit Facility to $250,000,000 or such greater amount as the Lenders may from time to time commit to lend pursuant to the Agency Agreement (such increased and modified credit facility being hereinafter referred to as the "Credit Facility" or the "Loan") and to provide that the Credit Facility will be revolving. Advances or readvances are to be made pursuant to the provisions of this Agreement and that certain Amended and Restated Master Construction Loan Agreement dated the same as this Agreement by and between the Agent and the Borrower (as amended, restated or substituted from time to time, the "Construction Loan Agreement").

         L. Except as otherwise set forth herein, advances of the Loan may be made to the Borrower for the general business purposes of the Borrower or its Wholly Owned Subsidiaries which are Guarantor Subsidiaries (as hereinafter defined), including, but not limited to, financing the construction or purchase of assisted living facilities or independent living facilities.

         M. The Borrower and the Lenders have agreed to (1) the consolidation of the indebtedness evidenced by the Facility Notes with the Master Note which will continue to be secured by, among other things, the Franconia Deed of Trust, the Granite Run Deed of Trust, the Abington Deed of Trust, the Morris Plains Deed of Trust, the Wayne Deed of Trust, the Old Tappan Deed of Trust and the Westfield Deed of Trust, (collectively, the "Existing Deeds of Trust") and (2) modification of the terms or repayment of the indebtedness evidenced by the Master Note and the Facility Notes.

         N. The Loan is evidenced by that certain Amended, Restated, Consolidated and Increased Master Promissory Note of even date herewith payable by the Borrower to Agent on behalf of the Lenders (as amended, restated, renewed or substituted from time to time, the "Note").

         O. The Lenders have agreed to make available the Credit Facility upon the conditions that this Agreement amending and restating the Existing Financing Agreement be executed and delivered to the Agent.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Agent, on behalf of the Lenders, hereby agree as follows:

I.       DEFINITIONS

         Section I.1. Certain Defined Terms. As used herein, the terms defined in the Preamble and Recitals hereto shall have the respective meanings specified therein, and the following terms shall have the following meanings:

         "Account", individually, and "Accounts", collectively, mean with respect to any and all Facilities, all presently existing or hereafter acquired or created accounts, accounts receivable, contract rights, notes, drafts, instruments, acceptances, chattel paper, leases and writings evidencing a monetary obligation or a security interest in or a lease of goods, all rights to receive the payment of money or other consideration under present or future contracts arising out of or relating to any and all Facilities (including, without limitation, all rights to receive the payment of money or other consideration from, or on behalf of, any private pay patient), or by virtue of services rendered, loans and advances made or other considerations given, by or set forth in, or arising out of, any present or future chattel paper, note, draft, lease, acceptance, writing, bond, insurance policy, instrument, document or general intangible, and all extensions and renewals of any thereof, all rights under or arising out of present or future contracts, agreements which gave rise to any or all of the foregoing, including all claims or causes of action now existing or hereafter arising in connection with or under any agreement or document or by operation of law or otherwise, all collateral security of any kind (including real property mortgages) given by any person with respect to any of the foregoing, including, without limitation, all rights to receive payment of money or other consideration from, or on behalf of, any private pay patient, all rights to receive payments under all Resident Agreements, and all third-party payor contracts (including Medicare and Medicaid to the extent permitted by Law), including, but not limited to, the Veterans Administration, Participation Agreements, and any and all depository accounts

(other than resident trust accounts) into which the proceeds of all or any portion of such accounts may be now or hereafter deposited, and all proceeds (cash and non-cash) of the foregoing.

         "Account Debtor" means any Person who is obligated on a Receivable and "Account Debtors" mean all Persons who are obligated on the Receivables.

         "Act of Bankruptcy" means the filing of a petition in bankruptcy under the Bankruptcy Code or the other commencement of a proceeding under any other applicable law concerning insolvency, reorganization or bankruptcy, now or hereafter in effect.

         "Adjusted EBITDA" shall have the meaning set forth in Section 8.13 hereof.

         "Affiliate" means an entity in which SALI or another entity which SALI controls, holds an ownership interest equal to or greater than twenty-five percent (25%).

         "Agency Agreement" means that certain Amended and Restated Agency Agreement of even date herewith by and among the Agent and the other Lenders, as the same may be amended, restated or substituted from time to time.

         "Agent" means NationsBank, N.A., its successors and assigns.

         "Agreement" means this Amended and Restated Financing and Security Agreement and all amendments, extensions, restatements, substitutions and supplements hereto which may from time to time become effective in accordance with the provisions of Section 0 hereof.

         "Asset Value" means for any Facility included in Optional Collateral the greater of (a) such Facility's Total Project Costs Incurred or (b) its Net Operating Income for the immediately prior twelve (12) consecutive months capitalized at the rate of 10.5%

         "Banking Day" means any day that is not a Saturday, Sunday or banking holiday in the Commonwealth of Virginia and a day on which banks are open for the transaction of business in U.S. Dollar deposits in London, England.

         "Bankruptcy Code" means the United States Bankruptcy Code, 11 U.S.C. 101 et seq.

         "Borrowing Base" means at any time an amount equal to the lesser of
(a) the aggregate dollar amounts of the Deed of Trust Lien Amounts for each of the Eligible Projects or, in cases where an appraisal is obtained pursuant to Section 7.23 hereof, the lesser of the Deed of Trust Lien Amount or 75% of the appraised value of such Eligible Project; or (b) the aggregate dollar amount equal to 80% of the Costs Incurred to Date for each Pool A Project, 60% of the Costs Incurred to Date for each Pool B Project, and 40% of the Costs Incurred to Date for each Pool C Project.

         "Borrowing Base Report" shall have the meaning set forth in Section 0 hereof.

         "Chattel Paper" means a writing or writings which evidence both a monetary obligation and a security interest in or lease of specific goods; any returned, rejected or repossessed goods covered by any such writing or writings and all proceeds (in any form including, without limitation, accounts, contract rights, documents, chattel paper, instruments and general intangibles) of such returned, rejected or repossessed goods; and all proceeds (cash and non-cash) of the foregoing.

         "Collateral" means all of the Borrower's and any Guarantor Subsidiary's Accounts, Equipment, General Intangibles, documents, Chattel Paper, Instruments and Inventory, all right, title and interest of the Borrower and any Guarantor Subsidiary in and to the Operating Agreements and Management Contracts (including, without limitation, the Management Agreement), Resident Agreements, Physician Contracts, Participation Agreements, the Licenses (whether or not designated with initial capital letters), and all other management contracts, operating agreements, service agreements and any other agreements pertaining to the Eligible Projects or the Optional Collateral as those terms are defined herein and in the Uniform Commercial Code as presently adopted and in effect in the Commonwealth of Virginia, and shall also cover, without limitation, (i) any and all property specifically included in those respective terms in this Agreement or in the Financing Documents, (ii) all right, title and interest of the Borrower and any Guarantor Subsidiary in and to Leases or subleases, rents, royalties, issues, profits, revenues, earnings, income or other benefits of the Property, or arising from the use or enjoyment of the Property, or from any lease or other use and occupancy agreement pertaining to the Property, (iii) all right, title and interest of the Borrower and any Guarantor Subsidiary under all construction, architectural and design contracts and plans and specifications, (iv) any and all property and/or collateral described in any of the Security Documents, including, without limitation, this Agreement, the Deeds of Trust and the Pledge, Assignment and Security Agreement, (v) any and all bank accounts or other deposit accounts of the Borrower and any Guarantor Subsidiary wherever located, and (vi) all proceeds (cash and non-cash, including, without limitation, insurance proceeds), of the foregoing.

         "Collateral Assignments" means collectively the Amended and Restated Collateral Assignment of Licenses, Participation Agreements and Resident Agreements of even date herewith between the Borrower and the Agent and the Amended and Restated Collateral Assignment of Operating Agreements and Management Contracts of even date herewith among the Borrower, the Management Company and the Agent.

         "Commonly Controlled Entity" shall mean an entity, whether or not incorporated, which is under common control with the Borrower within the meaning of Section 414(b) or (c) of the Internal Revenue Code of 1986, as amended and the regulations promulgated or issued thereunder.

         "Completed Facility" means an Eligible Project which has met the conditions set forth in Section 2.06 of the Construction Loan Agreement.

         "Completion Guaranty" means that certain Amended and Restated Guaranty of Completion of even date herewith executed by the Guarantor in favor of the Lenders.

         "Construction Loan Agreement" means that certain Amended and Restated Master Construction Loan Agreement of even date herewith between the Borrower and the Agent on behalf of the Lenders.

         "Costs Incurred to Date" means as to an Eligible Project actual costs expended by the Borrower or a Guarantor Subsidiary under a Total Development Budget and reported to the Agent through the requisition process as verified by the Agent pursuant to the provisions of the Construction Loan Agreement; provided, however, no cost overruns not otherwise covered by a contingency category in the Total Development Budget will be included in the definition of Costs Incurred to Date without the Agent's prior written consent.

         "Credit Facility" means the revolving line of credit in a maximum principal sum at any one time outstanding equal to the Credit Facility Committed Amount.

         "Credit Facility Closing" shall mean the date on which the documents evidencing and initially securing the Credit Facility, are executed and delivered to the Agent.

         "Credit Facility Committed Amount" means $250,000,000 or such larger amount which the Lenders may from time to time severally commit to lend to the Borrower pursuant to the terms of Agency Agreement and the Note.

         "Debt Service" means for any period of determination an amount equal to 80% of an Eligible Project's Costs Incurred to Date multiplied by a mortgage constant of 10%.

         "Deed of Trust" or "Deeds of Trust" means, individually or collectively, a Deed of Trust, Assignment and Security Agreement, a Mortgage, Assignment and Security Agreement, an Indemnity Deed of Trust, Assignment and Security Agreement or an Indemnity Mortgage, Assignment and Security Agreement or comparable security documents covering Property and securing the Obligations as the same may be from time to time amended, restated, or replaced.

         "Deed of Trust Lien Amount" means the dollar amount of the Lien created by a Deed of Trust on the Borrower's or a Guarantor Subsidiary's fee simple interest in an Eligible Project, the lien amount being the lesser of (i) 75% of such Eligible Project's appraised value at stabilization, or (ii) 80% of such Eligible Project's Total Development Budget.

         "Default" means, with respect to each Financing Document, a default which, with the giving of notice or the passage of time, or both, would constitute an Event of Default.

         "EBITDA" means earnings before interest, federal and state income taxes, depreciation, amortization, but after an imputed Replacement Reserve and a Management Fee equal to the greater of 5% of gross revenues or the actual Management Fee paid to the Management Company.

         "Eligible Project" means any location in the United States where (a) the Borrower or a Guarantor Subsidiary proposes to construct or has constructed a Facility (unless the Lenders also authorize inclusion of one or more Facilities acquired by the Borrower or a Guarantor Subsidiary); (b) the Agent has received and reviewed an appraisal and a Phase I Environmental Assessment of the property where the proposed Facility is to be located and found them acceptable; (c) using the services of a consulting engineer selected by the Agent, the Agent has received, reviewed and found to be acceptable the plans and specifications and the Total Development Budget for the proposed Facility;
(d) the Agent has received a pro forma operating budget acceptable to the Agent; (e) a Deed of Trust has been recorded on the Property; (f) other documentation necessary to perfect a lien on the Collateral in favor of the Lenders has been executed and delivered to the Agent and recorded, if required; and (g) construction has commenced and is being carried on in good faith with reasonable dispatch and is not abandoned or discontinued for a period of more than fifteen (15) consecutive days except for delays caused by Force Majeure. Each acceptable pro forma operating budget provided pursuant to (d) must demonstrate that the Facility can satisfy the criteria for a Pool A Project.

         "Enforcement Costs" means all expenses, charges, costs and fees whatsoever (including, without limitation, attorney's fees and expenses) of any nature whatsoever paid or incurred by or on behalf of the Lenders in connection with (a) the collection or enforcement of any or all of the Obligations, (b) the preparation of or changes to this Agreement, the Construction Loan Agreement, the Note, the Security Documents and/or any of the other Financing Documents, (c) the creation, perfection, collection, maintenance, preservation, defense, protection, realization upon, disposition, sale or enforcement of all or any part of the Collateral, including, without limitation, those sums paid or advanced, and costs and expenses, more specifically described in Sections 0 and 0, (d) the monitoring, administration, processing, servicing of any or all of the Obligations and/or the Collateral (e) post-judgment enforcement or collection actions, and (f) bankruptcy proceedings of the Borrower, any Guarantor Subsidiary or the Guarantor.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "Equipment" shall mean all equipment, machinery, furniture and fixtures and supplies of every nature, presently existing or hereafter acquired or created and wherever located, together with all accessions, additions, fittings, accessories, special tools, and improvements thereto and substitutions therefor and all parts and equipment which may be attached to or which are necessary for the operation and use of such personal property, whether or not the same shall be deemed to be affixed to real property, and all rights under or arising out of present or future contracts relating to the foregoing and all proceeds (cash and non-cash) of the foregoing.

         "Eurodollar Period" or "Eurodollar Periods" shall have the meaning set forth in the Note.

         "Eurodollar Rate" means, for any Eurodollar Loan for any Eurodollar Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London Time) two Banking Days prior to the first day of such Eurodollar Period for a term comparable to such Eurodollar Period. If for any reason such rate is not available, the term "Eurodollar Rate" shall mean, for any Eurodollar Loan for any Eurodollar Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London Time) two Banking Days prior to the first day of such Eurodollar Period for a term comparable to such Eurodollar Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates.

         "Event(s) of Default" shall mean the occurrence of any one or more of the events specified in Part IX of this Agreement or in the Deeds of Trust and the continuance of such event beyond the applicable grace and/or cure periods therefor, if any, set forth in Part IX.

         "Expense Payments" shall have the meaning set forth in Section 0 hereof.

         "Facility" and "Facilities" mean, individually or collectively, an assisted living facility or independent living facility owned by the Borrower or a Guarantor Subsidiary.

         "Financing Documents" means at any time collectively and includes this Agreement, the Note, the Deeds of Trust, the Construction Loan Agreement, the Guaranty Agreement, the Performance Guaranty, any Joinder Agreements, the Management Fee Subordination Agreement, the Security Documents, the Interest Rate Protection Documents and any other instrument, agreement or document previously, simultaneously or hereafter executed and delivered by the Borrower and/or any other Person, singly or jointly with another Person or Persons, evidencing, securing, guarantying or in connection with any of the Obligations and/or in connection with this Agreement, the Note and/or any of the Security Documents, as the same may from time to time be amended, restated, supplemented or otherwise modified.

         "Fixed Charge Coverage Ratio" means starting after the issuance of an occupancy permit for any given Facility, such Facility shall maintain a ratio of EBITDA for the Facility to Debt Service for the Facility equal to not less than 0.6 to 1.0 as of the end of the second (2nd) full fiscal quarter, a ratio of 1.1 to 1.0 as of the end of the third (3rd) full fiscal quarter and a ratio of 1.25 to 1.0 as of the end of each of the fourth (4th) through sixth (6th) full fiscal quarters and thereafter measured as of the end of each full fiscal quarter on a rolling four-quarter basis.

         "Force Majeure" shall mean events occasioned by strikes, lock-outs, labor unrest war or civil disturbance, materials shortages, unavailability of materials, fire, natural disaster or acts of God which cause a delay in the Borrower's performance of an obligation; provided, however, that the Borrower must give Notice to the Agent within ten (10) days after the Borrower knew of or should have known of the occurrence of an event which it believes to constitute an event of Force Majeure.

         "Funded Debt" of the Guarantor, at any time means the sum at such time of (a) indebtedness for borrowed money or for the deferred purchase price of property or services, (b) any obligations in respect of letters of credit, banker's or other acceptances or similar obligations issued or created for the account of the Guarantor, (c) lease obligations which have been or should be, in accordance with GAAP, capitalized on the books of the Guarantor, (d) all liabilities secured by any property owned by the Guarantor to the extent attached to the Guarantor's interest in such property, even though the Guarantor has not assumed or become liable for the payment thereof, and in the case of the Guarantor (e) any obligation of the Guarantor or a Commonly Controlled Entity to a Multiemployer Plan; but excluding trade and other accounts payable in the ordinary course of business in accordance with customary trade terms and which are not overdue (as determined in accordance with customary trade practices) or which are being disputed in good faith by the Guarantor and for which adequate reserves are being provided on the books of the Guarantor in accordance with GAAP.

         "GAAP" shall mean generally accepted accounting principles in effect in the United States of America from time to time.

         "General Intangibles" shall mean any and all general intangibles of every nature, whether presently existing or hereafter acquired or created arising out of or relating to any or all of the Facilities, including without limitation all books, correspondence, credit files, records, computer programs, computer tapes, cards and other papers and documents in the possession or control of the Borrower or any Guarantor Subsidiary, claims (including without limitation all claims for income tax and other refunds), choses in action, judgments, patents, patent licenses, trademarks (excluding the "Sunrise" trademark or tradename), trademark licenses (excluding any license to the Borrower or any Guarantor Subsidiary for the "Sunrise" or "Reminiscence" trademarks or tradenames), licensing agreements, rights in intellectual property, goodwill, as that term is defined in accordance with GAAP (including all goodwill of the Borrower's business symbolized by, and associated with, any and all trademarks, trademark licenses, copyrights and/or service marks), royalty payments, contractual rights, rights as lessee under any lease of real or personal property, literary rights, copyrights, service names, service marks, logos, trade secrets, all amounts received as an award in or settlement of a suit in damages, deposit accounts, interests in joint ventures or general or limited partnerships, all Licenses, construction permits, Operating Agreements and Management Contracts, Participation Agreements and Resident Agreements, and all proceeds (cash and non-cash) of the foregoing.

         "Governmental Authority or Authorities" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Guarantor" means Sunrise Assisted Living, Inc., a Delaware corporation.

         "Guarantor Subsidiary" means any Wholly Owned Subsidiary of the Borrower which provides a Joinder Agreement and a Deed of Trust for the benefit of the Lenders as an Eligible Project or as Optional Collateral.

         "Guaranty Agreement" means the Amended and Restated Master Guaranty of Payment Agreement by SALI of even date herewith.

         "Hazardous Materials" means any flammable explosives, radioactive materials, hazardous waste, toxic substances or related materials, including, without limitation, asbestos, polychlorinated biphenyls, urea-formaldehyde, radon, and any substance defined as or included in the definition of (a) any "hazardous waste" as defined by the Resource Conservation Recovery Act of 1976, as amended from time to time, and regulations promulgated thereunder; (b) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, and regulations promulgated thereunder; (c) any "toxic substance" as defined by the Toxic Substances Control Act, as amended from time to time, and regulations promulgated thereunder; (d) any hazardous or infectious medical waste including, but not limited to, cultures and stocks of infectious agents and associated biologicals, pathological wastes, human and animal blood specimens and blood products, anatomical materials, blood, blood-soiled articles, contaminated materials, microbiological laboratory wastes, sharps, chemical wastes, infectious wastes, chemotherapeutic wastes, and radioactive wastes; (e) any substance, the presence of which on any property now or hereafter owned, operated or acquired by the Borrower is prohibited or regulated under any applicable Federal or state laws or regulations; and (f) any other substance, pollutant, contaminant, chemical, or industrial toxic hazardous substance or waste, including without limitation hazardous materials, which by law is prohibited or is otherwise regulated as a hazardous material.

         "Hazardous Materials Contamination" shall mean the contamination by, release or spill of (whether presently existing or occurring after the date of this Agreement), Hazardous Materials of or on any property owned, operated or controlled by the Borrower, or for which the Borrower, has responsibility, including, without limitation, improvements, facilities, soil, ground water, air or other elements on, or of, any property now or hereafter owned, operated or acquired by the Borrower, and any other contamination by Hazardous Materials for which the Borrower is, or is claimed to be, responsible.

         "Improvements" shall have the meaning given to that term in each Deed of Trust.

         "Instruments" means any and all notes, notes receivable, drafts, acceptances, and similar instruments or documents, both now owned or hereafter created or acquired arising out of or relating to the Facility (or any part thereof).

         "Interest Rate Protection" means any or all of the interest rate protection agreements that have been or may from time to time be entered into between the Borrower and the Agent or another Lender in connection with the Credit Facility.

         "Interest Rate Protection Documents" means the documents evidencing and governing the Interest Rate Protection at any time and from time to time.

         "Inventory" means any and all inventory of the Borrower or any Guarantor Subsidiary and all right, title and interest of the Borrower or any Guarantor Subsidiary in, and to, all of its now owned and hereafter acquired goods, merchandise and other personal property furnished under any contract of service or intended for sale or lease arising out of or relating to any and all Facilities, including, without limitation, all supplies of any kind, nature or description which are used or consumed in the Borrower's or any Guarantor Subsidiary's business and all documents of title or documents representing the same and all proceeds (cash and non-cash) and products of the foregoing.

         "Joinder Agreement" means a Joinder Agreement in the form attached hereto as EXHIBIT F executed by a Guarantor Subsidiary to acknowledge its joinder as a party to this Agreement, the Collateral Assignments and the Management Fee Subordination Agreements and to guaranty payment of the Obligations pursuant to and in connection with its delivery of a Deed of Trust.

         "Klaassens" means Paul J. Klaassen and Teresa M. Klaassen.

         "Laws" means all ordinances, statutes, rules, regulations, orders, injunctions, writs or decrees of any Governmental Authority or any court or similar entity established by any thereof.

         "Lease" has the meaning set forth in a Deed of Trust.

         "Lender Tax" means any present or future tax, levy, cost or charge of any nature imposed by any Governmental Authority, excluding taxes on or measured by the net income of any Lender imposed by any jurisdiction in which the principal or relevant lending office of such Lender is located.

         "Licenses" means any and all licenses, certificates of need, operating permits, franchises, and other licenses, authorizations, certifications, permits, or approvals, other than construction permits, issued by, or on behalf of, any Governmental Authority now existing or at any time hereafter issued, with respect to the acquisition, construction, renovation, expansion, leasing, management, ownership and/or operation of any and all Facilities, accreditation of any Facility, and/or the participation or eligibility for participation in any third party payment or reimbursement pro grams to the extent the Borrower or any Guarantor Subsidiary is participating in such programs (but specifically excluding any and all Participation Agreements to the extent required by law), any and all operating licenses issued by any state Governmental Authority, any and all pharmaceutical licenses and other licenses related to the purchase, dispensing, storage, prescription or use of drugs, medications, and other "controlled substances," any and all licenses relating to the operation of food or beverage facilities or amenities, if any, and any and all certifications and eligibility for participation in Medicare, Medicaid, Blue Cross and/or Blue Shield, or any of the Managed Care Plans, private insurer, employee assistance programs or other third party payment or reimbursement programs as the same may from time to time be amended, renewed, restated, reissued, restricted, supplemented or otherwise modified.

         "Lien" means any mortgage, deed of trust, deed to secure debt, grant, pledge, security interest, assignment, encumbrance, judgment, lien or charge of any kind, whether perfected or unperfected, avoidable or unavoidable, consensual or non-consensual, including, without limitation, any conditional sale or other title retention agreement, filed or un-filed tax liens, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

         "Liquid Assets" means cash, cash equivalents and readily marketable securities.

         "Liquidation Costs" shall have the meaning set forth in Section 0 hereof.

         "Loan" shall have the meaning set forth in Section 0 hereof.

         "Managed Care Plans" shall mean any health maintenance organization, preferred provider organization, individual practice association, competitive medical plan, or similar arrangement, entity, organization, or Person.

         "Management Agreement" shall mean any and all Management Agreements entered into or to be entered into by and between the Borrower or any Guarantor Subsidiary and the Management Company relating to the management of the Facilities, as the same may from time to time be amended, restated, supplemented or otherwise modified.

         "Management Company" means SALMI, its successors and assigns and any other Person which may become the manager of the Facilities.

         "Management Fee Subordination Agreement" shall have the meaning set forth in Section 0 hereof.

         "Material Adverse Change" means a significant adverse change in a Person's financial position or capacity including but not limited to significant adverse changes in (a) liquidity (b) gross revenues (c) total expenses (d) such Person's net worth or (e) ability to meet payment obligations under such Person's Funded Debt, the Obligations and/or contingent liabilities.

         "Material Lease" has the meaning set forth in a Deed of Trust.

         "Minimum Occupancy Requirement" means for an Eligible Project a minimum Resident Occupancy of (A) 50% by the sixth (6th) Operating Month, (B) 70% by the ninth (9th) Operating Month and (C) 85% by the twelfth (12th) Operating Month and thereafter.

         "Multiemployer Plan" shall mean a Plan which is a multiemployer plan as defined in SECTION 4001(a)(3) of ERISA.

         "Net Operating Income" means total operating revenue less total operating expenses (excluding interest, federal and state income taxes, depreciation and amortization) but including a management fee to the Management Company of the higher of five percent (5%) of gross revenues or the actual management fee for the period in question as shown in financial information provided by the Borrower.

         "Net Operating Income Margin" means Net Operating Income divided by total revenues.

         "Note" shall have the meaning set forth in Section 0 hereof.

         "Obligations" means all present and future debts, obligations, and liabilities, whether now existing or contemplated or hereafter arising, of the Borrower to the Agent or any Lender under, arising pursuant to, in connection with and/or on account of the provisions of this Agreement, the Construction Loan Agreement, the Note, the Deeds of Trust, each Security Document, and any of the other Financing Documents, including, without limitation, the principal of, and interest on, the Note, late charges, Enforcement Costs, and other prepayment penalties (if any), letter of credit fees or fees charged with respect to any guaranty of any letter of credit, any indebtedness to the Agent or other Lender who makes available the Interest Rate Protection arising out of such Interest Rate Protection pursuant to the Interest Rate Protection Documents, and also means all other present and future indebtedness, liabilities and obligations, whether now existing or contemplated or hereafter arising, of the Borrower to the Lenders of any nature whatsoever regardless of whether such debts, obligations and liabilities be direct, indirect, primary, secondary, joint, several, joint and several, fixed or contingent, and any and all renewals, extensions and rearrangements of any such debts, obligations and liabilities.

         "Operating Month" means a full calendar month after the issuance of a certificate of occupancy for any Facility.

         "Operating Agreements and Management Contracts" means any and all contracts and agreements previously, now or at any time hereafter at any time entered into by the Borrower or any Guarantor Subsidiary with respect to the acquisition, construction or renovation of a significant nature, expansion, ownership, operation, maintenance, use or management of any or all of the Facilities or otherwise concerning the operations and business of any or all of the Facilities, including, without limitation, any and all service and maintenance contracts, any employment contracts, any and all management agreements, any and all consulting agreements, laboratory servicing agreements, pharmaceutical contracts, physician, other clinician or other professional services provider contracts, resident agreements, food and beverage service contracts, and other contracts for the operation and maintenance of, or provision of services to, a Facility, as the same may from time to time be amended, restated, supplemented, renewed, or modified.

         "Optional Collateral" means individually or collectively, a Facility which meets and at all times continues to meet all of the following criteria:

                 (a) a certificate of occupancy (or equivalent permit or certificate) has been issued by the appropriate governmental authorities for such Facility;

                 (b) an operating license and/or a certificate of need (if either is applicable in the jurisdiction where the Facility is located) has been obtained;

                 (c)  the Facility has maintained a minimum Resident
Occupancy of not less than 75% for the preceding three (3) consecutive months;
and

                 (d) the Facility has maintained a Net Operating Income Margin of not less than thirty percent (30%) for the preceding three (3) consecutive months.

         "Participation Agreements" means any and all third party payor participation or reimbursement agreements now or at any time hereafter existing for the benefit of the Borrower or any Guarantor Subsidiary relating to rights to payment or reimbursement from, and claims against, private insurers, Managed Care Plans, material employee assistance programs, Blue Cross and/or Blue Shield, federal, state and local Governmental Authorities, including without limitation, Medicare and Medicaid, and other third party payors, as the same may from time to time be amended, restated, extended, supplemented or modified.

         "Performance Guaranty" means the Guaranty of Performance by SALI of even date herewith.

         "Permitted Liens" means: (a) Liens for Taxes which are not delinquent or which the Agent has determined in the exercise of its sole and absolute discretion (i) are being diligently contested in good faith and by appropriate proceedings, (ii) the Borrower has the financial ability to pay, with all penalties and interest, at all times without materially and adversely affecting the Borrower, and (iii) are not, and will not be with appropriate filing, the giving of notice and/or the passage of time, entitled to priority over any Lien of the Lenders; (b) deposits or pledges to secure obligations under workers' compensation, social security or similar laws, or under unemployment insurance in the ordinary course of business; (c) Liens in favor of the Lenders pursuant to the Credit Facility or the Interest Rate Protection; (d) judgment Liens to the extent the entry of such judgment does not constitute an Event of Default under the terms of this Agreement or result in the sale of, or levy of execution on, any of the Collateral; (e) Liens approved by the Agent which have been created to secure permitted subordinated debt on a junior lien basis; and
(f) such other Liens, if any, as are identified as Permitted Encumbrances as defined in the Deed of Trust.

         "Person" shall mean and include an individual, a corporation, a partnership, a limited liability company, a joint venture, a trust, an unincorporated association, any Governmental Authority or any other entity.

         "Pledge, Assignment and Security Agreement" means the

Amended and Restated Pledge Assignment and Security Agreement of even date herewith executed by the partners of the Borrower in favor of the Agent, pursuant to which such owners of the Borrower have pledged and assigned all of their respective partners' interests in the Borrower to the Lenders as additional security for the Credit Facility.

         "Pool A Project" means any Eligible Project for which, when the Borrowing Base is computed at the end of a reporting period, (a) either (i) construction has been on-going for not more than fifteen (15) months or (ii) it is a Completed Facility not later than fifteen (15) months after the date on which the applicable Deed of Trust was executed; or (b) after it is a Completed Facility, meets the Minimum Occupancy Requirement and Fixed Charge Coverage Ratio Requirement.

         "Pool B Project" means any Eligible Project which, when the Borrowing Base is computed at the end of any reporting period, does not meet the definition of a Pool A Project.

         "Pool C Project" means any Eligible Project which, when the Borrowing Base is computed at the end of two or more consecutive reporting periods, does not meet the definition of a Pool A Project.

         "Post Default Rate" means the interest rate on the Note in the absence of an Event of Default plus three percent (3%) per annum.

         "Property" shall mean collectively the "Property" as that term is defined in each of the Deeds of Trust.

         "Receivables" means all of the Borrower's or any Guarantor Subsidiary's now or hereafter owned, acquired or created Accounts, Chattel Paper, Contract Rights, General Intangibles and Instruments, and all cash and noncash proceeds and products thereof.

         "Replacement Reserves" means $250 per year per bed in each Facility.

         "Reportable Event" shall mean any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder.

         "Resident Agreements" means any and all contracts, authorizations, agreements and/or consents executed by, or on behalf of any resident or other person seeking services from the Borrower or any Guarantor Subsidiary pursuant to which the Borrower or any Guarantor Subsidiary provides or furnishes health or assisted living care and related services at any and all of the Facilities, including the consent to treatment, assignment of payment of benefits by third party, as the same may from time to time be amended, restated, supplemented or modified.

         "Resident Occupancy" means the number of residents who are in occupancy at a Facility and paying fees pursuant to a resident agreement divided by the pro forma resident occupancy for such Facility as contained in the pro forma operating budget of an Eligible Facility or an operating budget for a Facility included in Optional Collateral.

         "Revolving Credit Expiration Date" means December 22, 2000 or any date to which it may be extended from time to time pursuant to the terms of Section 0 hereof.

         "Revolving Credit Termination Date" means the earlier of (a) the Revolving Credit Expiration Date, or (b) the date on which the Credit Facility is terminated pursuant to Section X hereof or otherwise.

         "SALI" means Sunrise Assisted Living, Inc., a Delaware corporation.

         "SALII" means Sunrise Assisted Living Investments, Inc., a Virginia corporation.

         "SALMI" means Sunrise Assisted Living Management, Inc., a Virginia corporation, formerly known as Sunrise Terrace, Inc.

         "Security Documents" shall mean, collectively, any assignment, including, without limitation, the Pledge, Assignment and Security Agreement, the Collateral Assignments and any assignment, pledge agreement, security agreement, mortgage, deed of trust (including the Deeds of Trust), leasehold mortgage, leasehold deed of trust, deed to secure debt, financing statement, initial transaction statement and any similar instrument, document or agreement under or pursuant to which a Lien is now or hereafter granted to, or for the benefit of, the Lenders on any collateral to secure the Obligations, as the same may from time to time be amended, restated, supplemented or otherwise modified.

         "Stabilized Facility" means an Eligible Project with a Resident Occupancy of at least 85% and a ratio of Net Operating Income to Debt Service of not less than 1.25 to 1.00 measured for two consecutive fiscal quarters.

         "Taxes" means all taxes and assessments whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character (including all penalties or interest thereon), which at any time may be assessed, levied, confirmed or imposed by any Governmental Authority on the Borrower or any of its properties or assets or any part thereof or in respect of any of its franchises, businesses, income or profits.

         "Total Development Budget" means the development, construction and opening operating expense budget for an Eligible Project as reviewed and approved by the Agent.

         "Total Project Costs Incurred" means as to Optional Collateral all costs incurred through completion of construction and commencement of operation of the Facility or the purchase price of an acquisition from an unrelated third party, each as verified by the Agent in its reasonable discretion.

         "Unused Commitment Amount" shall have the meaning set forth in Section 0 hereof.

         "Unused Line Fee" shall have the meaning set forth in Section 0 hereof.

         "Wholly Owned Subsidiary" or "Wholly Owned Subsidiaries" means one or more subsidiaries 100% owned by the Borrower which is or has been created for the sole purpose of acquiring or constructing and owning and operating a Facility.

         Section I.2. Accounting Terms and Other Definitional Provisions. Unless otherwise defined in this Agreement, as used in this Agreement and in any certificate, report or other document made or delivered pursuant hereto, accounting terms not otherwise defined in this Agreement, and accounting terms only partly defined in this Agreement, to the extent not defined, shall have the respective meanings given to them under GAAP. Unless otherwise defined in this Agreement, all terms used in this Agreement which are defined by the Virginia Uniform Commercial Code shall have the same meanings as assigned to them by the Virginia Uniform Commercial Code unless and to the extent varied by this Agreement. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, section, subsection, schedule and exhibit references are references to sections or subsections of, or schedules or exhibits to, as the case may be, this Agreement unless otherwise specified. As used in this Agreement, the singular number shall include the plural, the plural the singular and the use of the masculine, feminine or neuter gender shall include all genders, as the context may require. Reference to any one or more of the Financing Documents and any of the Financing Documents shall mean the same as the foregoing may from time to time be amended, restated, substituted, extended, renewed, supplemented or otherwise modified.

II.      BORROWING

         Section II.1. The Loan. (a) The Lenders agree to lend to the Borrower pursuant to the terms and conditions of this Agreement and the Construction Loan Agreement, and the Borrower agrees to borrow on a revolving basis from the Lenders from time to time the principal amount (the "Loan") not to exceed at any time outstanding the lesser of (i) the Credit Facility Committed Amount, or (ii) the Borrowing Base.

                 (b) The obligation of the Borrower to repay the Loan shall be evidenced by the Amended, Restated, Consolidated and Increased Master Note of even date herewith (as amended, restated, substituted, extended, renewed and otherwise modified from time to time, the "Note") payable to the Agent in the form attached hereto as EXHIBIT A. The Note shall bear interest and shall be repaid by the Borrower in the manner and at the times set forth in the Note.

                 (c) The conditions precedent for making an advance under the Loan shall be as set forth in this Agreement and the Construction Loan Agreement. Sums borrowed and repaid may be readvanced under the terms and conditions of this Agreement and the Construction Loan Agreement.

                 (d) No advances may be made or be outstanding under the Credit Facility until and during such times as there are at least five (5) Pool A Projects in the Borrowing Base. The Agent will prepare a Borrowing Base Report (each a "Borrowing Base Report") in the form attached hereto as EXHIBIT B which must be certified by the Borrower listing for each of the Eligible Projects (i) the applicable Deed of Trust Lien Amount, (ii) the Costs Incurred to Date, and (iii) its status as of the most recent reporting date as a Pool A, Pool B or Pool C Project within forty-five (45) days after the end of each of the Borrower's fiscal quarters. The Borrowing Base Report will be based on the outcome of the requisition procedures hereinafter described, appraisals obtained by the Agent and other information on the Eligible Projects provided by the Borrower or obtained by the Agent. The Borrowing Base shall be computed based on the Borrowing Base Report most recently prepared by the Agent. In the event the Borrower shall fail to furnish other current reports or information as reasonably required by the Agent pursuant to the Financing Documents, or in the event the Agent believes that a Borrowing Base Report is no longer accurate, the Agent may, in its reasonable discretion exercised from time to time and without limiting its other rights and remedies under the Financing Documents, upon notice to the Borrower and the expiration of a cure period of five (5) Banking Days, designate any Eligible Project as a Pool C Project or suspend the making of or limit advances under the Loan. The Borrowing Base shall be subject to reduction as a result of the following events: (i) the release of an Eligible Project from the lien of the applicable Deed of Trust, (ii) by the change of any Eligible Project's status as a Pool A or B Project to a Pool B or C Project respectively as determined by the Agent quarterly, or (iii) the change in appraised value of an Eligible Project pursuant to Section 0. The Borrowing Base shall be subject to increase as a result of the following events: (i) addition of Eligible Projects, (ii) increase in the Costs Incurred to Date as determined by the Agent quarterly, or (iii) the change of an Eligible Project's status as a Pool B or C Project to a Pool A as determined by the Agent quarterly. The Borrower may request and the Requisite Lenders (as defined in the Agency Agreement) may in their sole discretion agree to include as an Eligible Project a completed Facility which the Borrower or a Guarantor Subsidiary has acquired which meets both the requirements for Optional Collateral and the other conditions precedent to including a Facility as an Eligible Project.

                 (e) The Borrower shall furnish to the Agent such schedules, certificates, lists, records, reports, information and documents as required by the Agent from time to time so that the Agent may, in its reasonable discretion, determine the Borrowing Base.

                 (f) If at any time the aggregate principal amount of the Loan outstanding exceeds the Borrowing Base, a borrowing base deficiency ("Borrowing Base Deficiency") shall exist. Each time a Borrowing Base Deficiency exists, the Borrower shall within three (3) banking days of notice thereof from the Agent either pay the amount and/or add Eligible Projects to increase the Borrowing Base to an amount which is at least equal to the aggregate principal amount outstanding under the Loan.

                 (g) The initial Borrowing Base Report is attached hereto as EXHIBIT C.

         Section II.2. Procedure for Advances. (a) The Agent will make advances from time to time upon receipt of written request from the Borrower in the form designated by the Agent, provided that after giving effect to the Borrower's request, the outstanding principal balance of the Loan would not exceed the lesser of the Credit Facility Committed Amount or the Borrowing Base. Each advance under the Loan shall be in an amount of not less than $1,000,000, and in increments of $250,000 in excess thereof. Advances or the renewal of a Eurodollar Period shall be requested by the Borrower orally or in writing by 10:00 A.M. (Baltimore time) three (3) Banking Days prior to the Banking Day on which the funds will be advanced. The Borrower shall advise the Agent at the time of such notice which Eurodollar Period it is selecting. The Agent shall have no obligation to make any advance if at the time such advance is requested and/or is proposed to be funded, there exists an Event of Default or an event which upon notice or lapse of time or both would constitute an Event of Default under the Financing Documents. If the Borrower fails to advise the Agent three (3) Banking Days in advance of the expiration of a Eurodollar Period of its intention to either pay off such portion of the Loan or renew the applicable Eurodollar Period, it shall be assumed by the Agent that the Eurodollar Period is to be renewed.

                 (b) In addition, if the Agent has reason to believe a Default or an Event of Default has occurred, the Borrower hereby irrevocably authorizes the Lenders to make advances of the Loan at any time and from time to time, without further request from or notice to the Borrower, which the Lenders, in their sole and absolute discretion, deems necessary or appropriate to protect the Lenders' interests under this Agreement or otherwise, including, without limitation, advances of the Loan made to cover interest on the Loan, fees, and/or Enforcement Costs, prior to, on, or after the termination of this Agreement, regardless of whether the aggregate amount of the advances of the Loan which the Lenders may make hereunder exceeds the Credit Facility Committed Amount. The Lenders shall have no obligation whatsoever to make any advance under this subsection and the making of one or more advances under this subsection shall not obligate the Lenders to make other similar advances. Any such advances will be evidenced by the Note secured by the Collateral and the Deeds of Trust.

         Section II.3. Fees. The Borrower shall pay to the Agent the following fees:

                 (a) Commitment Fee. The Borrower shall have paid as of the date hereof a non-refundable commitment fee in the amount of $825,000.

                 (b) Unused Line Fee. The Borrower shall pay to the Agent for the benefit of the Lenders beginning on the date set forth below a quarterly revolving credit facility fee (the "Unused Line Fee") in an amount equal to twenty-five (25) basis points of the average undisbursed portion of the "Unused Commitment Amount" for the applicable quarter specified in the right-hand column below. The accrued and unpaid portion of the Unused Line Fee shall be paid by the Borrower to the Agent on the first day of each fiscal quarter commencing October 1, 1998 and on the Revolving Credit Termination Date.

                 Period                            Unused Commitment Amount
                 ------                            ------------------------

         Quarter ending 9/30/98                    $65,000,000 less the
                                                   average daily principal

                                                   amount outstanding for
                                                   the quarter then ended

         Quarter ending 12/31/98                   $115,000,000 less the
                                                   average daily principal
                                                   amount outstanding for
                                                   the quarter then ended

         Quarter ending 3/31/99                    $155,000,000 less the
                                                   average daily principal
                                                   amount outstanding for
                                                   the quarter then ended

         Quarter ending 6/30/99                    $180,000,000 less the
                                                   average daily principal
                                                   amount outstanding for
                                                   the quarter then ended

         Quarter ending 9/30/99 and                Credit Facility Committed
         each fiscal quarter there-                Amount less the average
         after                                     daily principal amount
                                                   outstanding for the
                                                   quarter then ended

                 (c) Loan Administration Fee. Simultaneously with the addition of each Eligible Project to the Borrowing Base, the Borrower shall pay a loan administration fee related to such Eligible Project to the Agent only in the amount of $4,000.

                 (d) Other Fees. The Borrower shall pay to the Agent certain other fees as more fully set forth in a letter from the Agent to the Borrower.

                 (e) Appraisal Fees. Upon the receipt of an appraiser's invoice from the Agent, the Borrower shall pay the fee of the appraiser for an Eligible Project.

                 (f) Extension Fee. In the event the Revolving Credit Expiration Date of the Credit Facility is extended for a twelve-month period pursuant to the terms of Section 0 hereof, the Borrower shall pay to the Agent for the benefit of the Lenders, an extension fee for each such extension of fifteen (15) basis points of the Credit Facility Committed Amount.

         Section II.4. Interest Rate Matters. (a) Lender Tax Adjustment. Each payment made by the Borrower under the Note shall either (i) be exempt from, and be made without reduction by reason of, any Lender Tax or (ii) to the extent that any such payment shall be subject to any Lender Tax, be accompanied by an additional payment by the Borrower of such amount as may be necessary so that the net amount received by each Lender (after deducting all applicable Taxes) is the same as such Lender would have received had such payment not been subject to such Lender Tax. Upon any payment of Lender Tax by the Borrower, the Borrower shall promptly (and in any event within 30 days) furnish to the Agent and applicable Lender such tax receipts, certificates an other evidence of such payment as the Borrower may have or the Agent or the applicable Lender may reasonably request.

                 (b) Inability to Determine Eurodollar Rate. In the event that the Agent determines (which determination shall be conclusive absent manifest error) that, by reason of circumstances affecting the London interbank market, quotation of Eurodollar Rates for any portion of the Note are not being provided in the relevant amounts or for the relevant maturities for the purpose of determining a Eurodollar Rate for any portion of the Principal Sum, the Agent will give notice of such determination to the Borrower and each Lender at least one day prior to the date of an advance or any subsequent Eurodollar Period for the Loan. If any such notice is given, no Lender shall have any obligation to make any advance or maintain any principal sum outstanding at a Eurodollar Rate. Until the earlier of the date any such notice has been withdrawn by the Agent or the date when the Lenders and the Borrower have mutually agreed upon an alternate method of determining the rates of interest payable on the Loan, as the case may be, the Borrower shall not have the right to have additional advances or maintain any portion of the Credit Facility at a Eurodollar Rate, whereupon the Lenders and the Borrower shall mutually agree upon an alternate method of determining the rates of interest payable on the Loan or such Lender's portion of the principal outstanding under all the Note shall be immediately due and payable.

                 (c) Illegality. Notwithstanding any other provision of the Financing Documents to the contrary, in the event that it shall become unlawful for any Lender to obtain funds in the London interbank market or for such Lender to maintain the Loan at the Eurodollar Rate, then, by written notice to the Borrower and to the Agent, such Lender may declare that advances will not thereafter be made or the Loan maintained by such Lender hereunder at the Eurodollar Rate, whereupon the Lenders and the Borrower shall mutually agree upon an alternate method of determining the rates of interest payable on the Loan or such Lender's portion of the principal outstanding under the Note shall be immediately due and payable.

                 (d) Increased Costs and Reduced Return. (i) If any event shall occur (whether in the form of a reserve requirement (not included in the definition of the Eurodollar Rate), exchange control regulations, governmental charges, compliance with any guideline or request from any central bank or other Governmental

Authority, changes in the London interbank market or the position of any Lender in such market or otherwise) and the result of any such event is, in such Lender's reasonable judgment, to increase the costs which such Lender determines are attributable to its making or maintaining the Loan at the Eurodollar Rate, or its obligation to make available the Loan at the Eurodollar Rate or to reduce the amount of any sum received or receivable by such Lender under the Note, then, within ten (10) days after demand by such Lender, Borrower hereby agrees to pay to such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction.

                          (ii)    In addition to any amounts payable pursuant
to Section 0(i), if any Lender shall have determined that the applicability of any law, rule, regulation or guideline adopted pursuant to or arising out of the July 1988 report of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards," or the adoption after the date hereof of any other law, rule, regulation or guideline regarding capital adequacy, or any change in any of the foregoing or in the enforcement or interpretation or administration of any of the foregoing by any court or any central bank or other Governmental Authority, charged with the enforcement or interpretation or administration thereof, or compliance by such Lender (or any lending office of such Lender) or such Lender's holding company with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of its making or maintaining the Loan or its incurring any obligations under this Agreement to a level below that which such Lender or such Lender's holding company could have achieved but for such applicability, adoption, change or compliance (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy) by an amount deemed by such Lender to be material, then, upon demand by such Lender, the Borrower hereby agrees to pay to such Lender from time to time such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.

                 (e) Notice of Amounts Payable to Lenders. If any Lender shall seek payment of any amounts from Borrower pursuant to this Section 0 or under Section 0, it shall notify the Borrower and the Agent of the amount payable by the Borrower to such Lender hereunder. A certificate of such Lender seeking payment setting forth in reasonable detail the factual basis for and the computation of the amount specified, shall be conclusive and binding on all parties for all purposes, absent manifest error, as to the amounts owned. The Borrower's obligations under this Section shall survive the termination of this Agreement and the repayment of the Obligations.

                 (f) Change in Basis Point Spread. Any change in the basis point margin added to the Eurodollar Rate based on a change in the Optional Collateral pursuant to the terms of Section 3.3 shall take effect one
(1) Banking Day following notice by the Agent to the Lenders of such rate change.

         Section II.5. Extensions. At any time not later than thirty (30) days nor earlier than one hundred twenty (120) days prior to the Revolving Credit Expiration Date or any anniversary of the Facility Closing, the Borrower may request that the Agent and the Lenders, in their sole discretion, may agree to extend the Revolving Credit Expiration Date one or more times for a period of twelve (12) months each.


III.     COLLATERAL

         Section III.1. Collateral. As security for the payment of any and all of the Obligations and for the Borrower's performance of, and compliance with, all of the terms, covenants, conditions, stipulations and agreements contained in the Financing Documents, the Borrower hereby assigns, grants and conveys to the Lenders, and agrees that the Lenders shall have, to the extent permitted by law a perfected, continuing security interest in, all of the Collateral. The Borrower further agrees that the Lenders shall have in respect of the Collateral all of the rights and remedies of a secured party under the Virginia Uniform Commercial Code and the Uniform Commercial Code of those other states in which the Facilities are located, whichever is applicable, and under other applicable Laws as well as those provided in this Agreement. The Borrower covenants and agrees to execute and deliver such financing statements and other instruments and filings as are necessary in the opinion of the Agent to perfect such security interest. Notwithstanding the fact that the proceeds of the Collateral constitute a part of the Collateral, the Borrower may not dispose of the Collateral, or any part thereof, other than in the ordinary course of its business or as otherwise may be permitted by this Agreement or other Security Agreements.

         Section III.2. Eligible Projects. The Borrower shall from time to time designate Facilities owned by the Borrower or a Guarantor Subsidiary as Eligible Projects included in the Borrowing Base pursuant to the terms hereof. The Facilities which are Eligible Projects are listed on EXHIBIT C attached hereto and incorporated herein by reference or any future Borrowing Base Report. The Credit Facility shall be secured by (a) the first lien Deeds of Trust on the fee simple interests of the Borrower or the Guarantor Subsidiaries in the Eligible Projects, (b) a first lien security interest in all fixtures, building materials and all other machinery, equipment and other personalty used or installed by the Borrower or Guarantor Subsidiary or each of the premises of an Eligible Project or in the Improvements constructed thereon, and (c) all of the other Collateral relating to the Eligible Projects. The Borrower may release an Eligible Project from the lien of its Deed of Trust at any time provided no Event of Default has occurred and is continuing and provided at least five (5) Pool A Projects remain in the Borrowing Base.

         Section III.3. Optional Collateral. The Borrower or a Guarantor Subsidiary may at its sole option grant to the Agent for the benefit of the Lenders a first lien Deed of Trust on a Facility as Optional Collateral and pledge the related Collateral and a first lien security interest in all fixtures, building materials and all other machinery, equipment and other personalty used or installed by the Borrower or Guarantor Subsidiary on each of the Premises of the Optional Collateral or the Improvements constructed thereon in connection with that Facility as security for the Credit Facility if each of the conditions for Optional Collateral is met and continues to be maintained. The Optional Collateral will not be included in the Borrowing Base. It will only be referred to by the Agent in calculating the interest rate applicable to the Credit Facility pursuant to the terms of the Note and this Agreement. Provided no Event of Default has occurred under the Financing Documents and is continuing, the Borrower may in its sole discretion add, substitute or remove Facilities from the Optional Collateral; provided, however, that any change in the Optional Collateral may only become effective at the end of a fiscal quarter. The Borrower shall notify the Agent in writing of its intent to release Optional Collateral. The Facilities included in Optional Collateral as of the date hereof, if any, are listed on EXHIBIT E attached hereto and incorporated herein by reference. Additions or deletions from the Facilities included in Optional Collateral shall be set forth on lists issued from time to time by the Agent and certified by the Borrower. The foregoing notwithstanding, the Borrower may in the future elect to include in Optional Collateral the Facilities referred to as Franconia, Morris Plains, Old Tappan, Granite Run, Wayne, Abington (Assisted Living) and Abington (Independent Living) regardless of whether they meet the conditions set forth in Sub-parts
(c) and (d) of the definition of Optional Collateral; provided, however, that each such Facility must meet such conditions within twelve (12) months from the issuance of its certificate of occupancy in order to continue to be included in Optional Collateral.

         Section III.4. Assignment of Partnership Interests. The Obligations are further secured by the Pledge, Assignment and

Security Agreement, pursuant to which the partners of the Borrower have assigned to the Agent for the benefit of the Lenders one hundred percent (100%) of all partnership interests in the Borrower.

         Section III.5. Guaranties. The Obligations are the subject of the Guaranty Agreement and the Completion Guaranty executed and delivered by the Guarantor in favor of the Lenders. Payment of the Obligations will also be guaranteed by any Guarantor Subsidiary pursuant to a Joinder Agreement in form attached hereto as EXHIBIT F executed as of the same date as the Deed of Trust from such Guarantor Subsidiary.

         Section III.6. Collateral for Obligations. The Borrower acknowledges that it is the intention of the Borrower that the Collateral and all the Deeds of Trust be security for all of the Obligations, both those now existing and those hereafter created or incurred by future loans, advances, extensions of credit or otherwise and whether or not currently contemplated by the Borrower and/or the Lenders on or about the date hereof.

         Section III.7. Costs. The Borrower agrees to pay on demand, to the fullest extent permitted by applicable laws, all reasonable fees, commissions, costs, charges, travel expenses and other expenses incurred by the Lenders, or any of them, in connection with the taking, perfection, preservation, protection and/or release of any security interest or lien on any of the Collateral or Deeds of Trust. The foregoing notwithstanding, the Borrower shall not be obligated to pay the travel expenses of the Lenders with the exception of travel expenses incurred in connection with any enforcement actions following the occurrence of an Event of Default.


IV.      GENERAL FINANCING PROVISIONS

         Section IV.1. Computation of Interest and Fees. All applicable fees and interest shall be calculated on the basis of a year of 365 days for the actual number of days elapsed pursuant to the terms of each Note and interest shall be payable monthly in arrears.

         Section IV.2. Liens; Setoff. The Borrower hereby grants to the Lenders a continuing lien and security interest for all the Obligations upon any and all monies, securities, and other property of the Borrower and the proceeds thereof, now or hereafter held or received by or in transit to, the Lenders, or any affiliate of any of the Lenders, from or for the Borrower, and also upon any and all deposits (general or special) and credits of the Borrower with any of the Lenders, if any, at any time existing. During the continuance of any Event of Default under this Agreement, each Lender is hereby authorized by the Borrower at any time and from time to time, without notice to the Borrower, to set off, appropriate and apply any or all items hereinabove referred to against all Obligations then outstanding.

         Section IV.3. Payment and Performance of Obligations. The payment and performance by the Borrower of the Obligations shall be absolute and unconditional, irrespective of any defense or any rights of set-off, recoupment or counterclaim it might otherwise have against the Lenders, or any of them, and the Borrower shall pay absolutely net all of the Obligations, free of any deductions and without abatement, diminution or set-off; and until payment in full of all of the Obligations, the Borrower: (a) will not suspend or discontinue any payments provided for in the Note and (b) will perform and observe all of its other agreements contained in this Agreement, including (without limitation) all payments required to be made to the Agent, and (c) will not terminate or attempt to terminate this Agreement or any of the other Financing Documents to which the Borrower is a party for any cause.

         Section IV.4. Payments to Others for the Account of the Borrower. At the option of the Lenders and without any request from the Borrower, and without waiving any of its rights hereunder, the Lenders may elect to cure or avoid any default by the Borrower under the Financing Documents by applying amounts due hereunder or advancing the Lenders' own funds to the satisfaction of the conditions of the Financing Documents and any amounts so applied shall be part of the Loan and shall be secured by the Deeds of Trust and the other Collateral. The Agent agrees to endeavor to give the Borrower notice of any such payment or performing such act and the amount of any payment whether prior to or contemporaneously with its making such payment or performance of such act; provided, however, that failure to give such notice shall not constitute a waiver by the Lenders of, or constitute a defense to, any of the rights of the Lenders under this Agreement, the Construction Loan Agreement or the Deeds of Trust, including (without limitation) the right of the Lenders to repayment of the amount of such payment.

         Section IV.5. Prepayment. The Borrower shall have the right to prepay the Loan in full or in part, at any time and from time to time, upon ten
(10) days' prior written notice to the Agent without premium or penalty. The foregoing notwithstanding, in connection with any prepayment of a principal sum on any day other than the last day of the Eurodollar Period applicable thereto, the Borrower shall pay to the Agent upon request by the Agent, such amount as shall be sufficient to compensate any of the Lenders for any and all losses or expenses which such Lender may sustain or incur (including without limitation, any such loss or expense arising from the redeployment of funds obtained by such Lender). Unless an Event of Default has occurred, any partial prepayment shall be applied first to such breakage costs, second to accrued and unpaid interest and third to the outstanding principal balance of the Loan due and owing at maturity. Sums borrowed and repaid may be readvanced. The Borrower's obligations under this Section shall survive the termination of this Agreement and the repayment of the Obligations.


V.       REPRESENTATIONS AND WARRANTIES

         To induce the Lenders to make available the Credit Facility, the Borrower represents and warrants to the Lenders that:

         Section V.1. Good Standing. The Borrower (a) is a limited partnership duly organized and existing and in good standing under the laws of the Commonwealth of Virginia, (b) has the power to own its property and to carry on its business as now being conducted, and (c) is duly qualified to do business and is in good standing in each jurisdiction in which each Facility is located and in which the character of the properties owned by it therein or in which the transaction of its business makes such qualification necessary.

         Section V.2. Power and Authority. The Borrower has full power and authority to execute and deliver this Agreement and each of the other Financing Documents executed and delivered by it, to make the borrowing hereunder, and to incur the Obligations, all of which have been duly authorized by all proper and necessary partnership action. No consent or approval of partners of, or lenders to, the Borrower, and no consent or approval of any Governmental Authority or any third party payor on the part of the Borrower, is required as a condition to the validity or enforceability of this Agreement or any of the other Financing Documents executed and delivered by the Borrower or to the payment or performance by the Borrower of the Obligations.

         Section V.3. Binding Agreements. This Agreement and each of the other Financing Documents executed and delivered by the Borrower have been properly executed by the Borrower, constitute valid and legally binding obligations of the Borrower, and are fully enforceable against the Borrower in accordance with their respective terms.

         Section V.4. Litigation. There are no proceedings pending before any court or arbitrator or before or by any Governmental Authority which, in any one case or in the aggregate, will cause a Material Adverse Change in the Borrower or affect the authority of the Borrower to enter into this Agreement or any of the other Financing Documents executed and delivered by the Borrower.

There is no pending revocation, suspension, termination, probation, restriction, limitation or non-renewal of any License, Participation Agreement or any similar accreditation or approval organization or Governmental Authority for healthcare providers, including, without limitation, the issuance of any provisional License or other License with a term of less than twelve (12) months, as a consequence of any sanctions imposed by any Governmental Authority, nor is there any pending assessment of any civil or criminal penalties by any Governmental Authority, the outcome of which, if determined adversely to the Borrower, could result in a Material Adverse Change in the Borrower. The Borrower does not have any appeals regarding rates or reimbursements currently pending or contemplated before any Governmental Authority or any administrator of any third party payor or preferred provider program or referral source, the outcome of which, if determined adversely to the Borrower, could result in a Material Adverse Change in the Borrower. There are no Medicare or Medicaid recoupments or recoupments of any other third party payor being sought, requested or claimed, against the Borrower, the outcome of which, if determined adversely to the Borrower could materially impair the Borrower's ability to pay the Obligations, except as otherwise disclosed in writing to, and approved by, the Agent.

         Section V.5. No Conflicting Agreements. There is (a) no provision of the Borrower's partnership agreement and no provision of any existing mortgage, indenture, contract or agreement binding on the Borrower or affecting its property, and (b) to the knowledge of the Borrower no provision of law or order of court binding upon the Borrower, which would conflict with or in any way prevent the execution, delivery, or performance of the terms of this Agreement or of any of the other Financing Documents executed and delivered by the Borrower, or which would be violated as a result of such execution, delivery or performance, or, if so, all necessary consents have been obtained.

         Section V.6. Financial Information. All financial statements or information hereto furnished to the Lenders with respect to the Borrower, each Facility, the Guarantor and any Guarantor Subsidiaries is complete and correct in all material respects and fairly presents the financial position of the Borrower and the financial condition of the Facilities. There are no liabilities, direct or indirect, fixed or contingent, of the Borrower, Guarantor or any Guarantor Subsidiaries which are not reflected in the their respective financial statements or in the notes thereto. There has been no Material Adverse Change in the financial condition or operations of the Guarantor since the financial statements dated December 31, 1996 (and to the Borrower's and Guarantor's knowledge, no such Material Adverse Change is pending), and neither the Borrower nor the Guarantor has guaranteed the obligations of, or made any investments in or advances to, any company, individual or other entity, except as disclosed in such information.

         Section V.7. No Default. The Borrower is not in default under or with respect to any obligation under any agreement to which the Borrower is a party in any respect which could result in a Material Adverse Change. There is no Event of Default hereunder.

         Section V.8. Taxes. The Borrower has filed or has caused to have been filed all federal, state and local tax or informational returns which are required by law to be filed, and has paid or caused to have been paid all Taxes as shown on such returns or on any assessment received by it, to the extent that such Taxes have become due, or which are required by law to be paid, unless and to the extent only that such Taxes, assessments and governmental charges are currently contested in good faith and by appropriate proceedings by the Borrower and adequate reserves therefor have been established as required under GAAP.

         Section V.9. Place(s) of Business and Location of Collateral. The Borrower warrants that the address of the Borrower's chief executive office is as specified in EXHIBIT D attached hereto and made a part hereof and that the address of each other place of business of the Borrower, if any, is as disclosed in EXHIBIT D. The Collateral and all books and records pertaining to the Collateral are and/or will be located at the addresses indicated on EXHIBIT
D. The Borrower will immediately advise the Agent in writing of the opening of any new place of business or the closing of any existing place of business of the Borrower, and of any change in the location of the places where the Collateral, or any part thereof, or the books and records concerning the Collateral, or any part thereof, are kept. EXHIBIT D may be modified from time to time to add the locations of additional Facilities.

         Section V.10. Title to Properties. The Borrower and any Guarantor Subsidiaries have good and marketable title to all of their properties, including, without limitation, the Property, the Collateral and the Optional Collateral, and the Property, the Collateral and the Optional Collateral are free and clear of mortgages, pledges, liens, charges and other encumbrances other than the Permitted Liens.

         Section V.11. Margin Stock. None of the proceeds of the Loan will be used, directly or indirectly, by the Borrower for the purpose of purchasing or carrying, or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry, any "margin security" within the meaning of Regulation G (12 CFR Part 207), or "margin stock" within the meaning of Regulation U (12 CFR Part 221), of the Board of Governors of the Federal Reserve System (herein called "margin security" and "margin stock") or for any other purpose which might make the transactions contemplated herein a "purpose credit" within the meaning of said Regulation G or Regulation U, or cause this Agreement to violate any other regulation of the Board of Governors of the Federal Reserve System or the Securities Exchange Act of 1934 or the Small Business Investment Act of 1958, as amended, or any rules or regulations promulgated under any of such statutes.

         Section V.12. ERISA. With respect to any "pension plan", as defined in Section 3(2) of ERISA, which plan is now or previously has been maintained or contributed to by the Borrower and/or by any Commonly Controlled
Entity: (a) no "accumulated funding deficiency" as defined in Code Section 412 or ERISA Section 302 has occurred, whether or not that accumulated funding deficiency has been waived; (b) no "reportable event" as defined in ERISA
Section 4043 has occurred; (c) no termination of any plan subject to Title IV of ERISA has occurred; (d) neither the Borrower nor any Commonly Controlled Entity has incurred a "complete withdrawal" within the meaning of ERISA Section 4203 from any multiemployer plan; (e) neither the Borrower nor any Commonly Controlled Entity has incurred a "partial withdrawal" within the meaning of ERISA Section 4205 with respect to any multiemployer plan; (f) no multiemployer plan to which the Borrower or any Commonly Controlled Entity has an obligation to contribute is in "reorganization" within the meaning of ERISA Section 4241 nor has notice been received by the Borrower or any Commonly Controlled Entity that such a multiemployer plan will be placed in "reorganization".

         Section V.13. Governmental Consent. Neither the nature of the Borrower or of its business or properties, nor any relationship between the Borrower and any other Person, nor any circumstance in connection with the making of the Loan, or the offer, issue, sale or delivery of the Note is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority, on the part of the Borrower, as a condition to the execution and delivery of this Agreement or any of the other Financing Documents, the borrowing of the principal amounts of the Loan or the offer, issue, sale or delivery of the Note.

         Section V.14. Full Disclosure. The financial statements referred to in this Part V do not, nor does this Agreement, nor do any written statements furnished by the Borrower to the Agent in connection with the making available of the Credit Facility, contain any untrue statement of fact or knowingly omit a material fact necessary to make the statements contained therein or herein not materially misleading. The Borrower has not failed to disclose any fact to the Agent in writing which materially adversely affects or, will or could prove to materially adversely affect the properties, business, prospects, profits or condition (financial or otherwise) of the Borrower or the ability of the Borrower to perform this Agreement or any of the other Financing Documents.

         Section V.15. Business Names and Addresses. The Borrower has not conducted business under any name other than its current name, and has not conducted its business in any jurisdiction other than those listed on EXHIBIT
D. The Borrower intends to operate the Facilities under the names set forth on EXHIBIT D. The Borrower shall promptly notify the Agent of any change in the name of any Facility.

         Section V.16. Licenses and Certifications. The Borrower further represents and warrants to the Lenders that, with respect to any License it possesses or has applied for, (a) no Default or Event of Default has occurred or is continuing under the terms of any of the Licenses, or any condition to the issuance, maintenance, renewal and/or continuance of any License, (b) the Borrower has paid all fees, charges and other expenses to the extent due and payable with respect to, and has provided all information and otherwise complied with all material conditions precedent to, the issuance, maintenance, renewal, and continuance of all Licenses, (c) the Borrower has not received any notice from any Governmental Authority relating to any actual or pending suspension, revocation, restriction, or imposition of any probationary use, of any License, nor has any License been materially amended, supplemented, rescinded, terminated, or otherwise modified except as otherwise disclosed in writing to, and approved by, the Agent, (d) the Borrower has not made any previous assignment of any of the Licenses to any Person, and (e) no financing statement covering any of the Licenses is on file in any public office except financing statements in favor of the Lenders. Without implying any limitation to the other representations and warranties contained in this Agreement, the Borrower is not required by any applicable Law of any state, county or city in which any of the Facilities is located to obtain a certificate of need to operate any Facility as an assisted living facility or, in the case of one of the two Abington, Pennsylvania Facilities, an independent living facility or has applied for and obtained such Certificate(s) of Need. Licenses to operate are required in all states where the Facilities are located and Certificates of Need are also required in the State of New Jersey.

         Section V.17. Operating Agreements and Management Contracts. The Borrower has furnished to the Agent photocopies of all material Operating Agreements and Management Contracts entered into with respect to the Facilities, and all amendments, supplements and modifications thereto including, without limita-tion, the Management Agreement. The Borrower further represents and warrants to the Lenders that (a) all of the material Operating Agreements and Management Contracts are or will be at the time of execution and delivery thereof valid and binding on the parties thereto and in full force and effect, (b) no Default or Event of Default has occurred or is continuing under the terms of any of the material Operating Agreements and Management Contracts, and no party thereto has attempted or threatened to terminate any such Management Contract or Operating Agreement, (c) the Borrower has not made any previous assignment of any Operating Agreements and Management Contracts to any Person, and (d) no financing statement covering any of the Operating Agreements and Management Contracts is on file in any public office, except financing statements in favor of the Lenders in connection with the Credit Facility.

         Section V.18.    Participation Agreements and Resident Agreements.
The Borrower has furnished to the Agent, on or before the Facility Closing, the Borrower's form of Resident Agreement used with respect to all Facilities and, if requested by the Agent, copies of all current, executed Resident Agreements.

                 (a) The Borrower further covenants to the Lenders that, with respect to the Participation Agreements, if any, (i) to the best of its knowledge, all Participation Agreements will be at the time of execution and delivery thereof valid and binding on the parties thereto and in full force and effect, and (ii) all Participation Agreements will provide for payment to the Borrower for services rendered to residents. The Borrower represents and warrants that as of the date hereof it has not entered into any Participation Agreement for any Facility.

                 (b) To the extent the Borrower participates or will participate in Medicare or Medicaid payment and reimbursement programs, the Borrower has complied and will comply with all notice and other requirements under Title XVIII and Title XIX of the Social Security Act to enable the Borrower to participate in the Medicare and Medicaid payment and reimbursement programs.

         Section V.19. Compliance with Laws. The Borrower is not in violation of any applicable laws of any Governmental Authority pertaining to employment practices, health standards or controls, environmental and occupational standards or controls or order of any court or arbitrator, the violation of which, considered in the aggregate, would result in a Material Adverse Change in the Borrower. The Borrower is in compliance with all accreditation standards and requirements to which it is subject. The Borrower has obtained or will obtain all Licenses necessary to the ownership of its property or to the conduct of its activities which, if not obtained, could materially adversely affect the ability of the Borrower to conduct its activities of operating each Facility as an assisted living facility, including, without limitation if and as required by any Governmental Authorities for the dispensing, storage, prescription, disposal, and use of drugs, medications and other "controlled substances" and for the maintenance of cafeteria and other food and beverage facilities or services or the condition (financial or otherwise) of the Borrower.

         Section V.20. Presence of Hazardous Materials or Hazardous Materials Contamination. The Borrower has not placed Hazardous Materials on any real property owned, controlled or operated by the Borrower or for which the Borrower is responsible. To the best of the Borrower's knowledge, no Hazardous Materials are located on any real property owned, controlled or operated by the Borrower or for which the Borrower is responsible, except for reasonable quantities of necessary supplies for use by the Borrower in the ordinary course of its current line of business and stored, used and disposed of in accordance with applicable Laws, and no property owned, controlled or operated by the Borrower has ever been used as a manufacturing, storage, or dump site for Hazardous Materials nor is such property affected by Hazardous Materials Contamination.

         Section V.21. Nature of Credit Facility; Usury; Disclosures. The Borrower is a business or commercial organization, and the Credit Facility is being made solely for the purpose of carrying on or acquiring a business or commercial enterprise. The rate or rates of interest charged on the Note do not, and will not, violate any usury Law or interest rate limitation. The Credit Facility is not subject to the federal Consumer Credit Protection Act (15 U.S.C. Section 1601 et. seq.) nor any other federal or state disclosure or consumer protection laws. The Credit Facility is being transacted solely for business or commercial purposes and not for personal, family or household purposes.

         Section V.22. Survival; Updates of Representations and Warranties. All representations and warranties contained in or made under or in connection with this Agreement and the other Financing Documents shall survive the date of this Agreement and the Loan made hereunder. The Lenders acknowledge and agree that any and all representations and warranties contained in, or made under, or in connection with, this Agreement may be amended, changed or otherwise modified by the Borrower at any time and from time to time after the date of this Agreement so as to accurately reflect the matters represented and warranted therein; provided, that such amendments, changes and/or modifications are disclosed in writing to the Agent. The Lenders shall have no obligation to waive any Event of Default due to any present or future inaccuracy of such representation or warranty or to agree to any amendment, change or modification of any such representation or warranty.

         Section V.23. Accounts. With respect to all of the Borrower's Accounts and to the best of the Borrower's knowledge (a) they are genuine, and in all respects what they purport to be, and are not evidenced by a judgment, an instrument, or chattel paper (unless such judgment has been assigned and such instrument or chattel paper has been endorsed and delivered to the Agent);
(b) they represent undisputed, bona fide transactions completed in accordance with the terms and provisions contained in the invoices relating thereto; (c) the services rendered which resulted in the creation of the Accounts have been delivered or rendered to and accepted by the Account Debtor; (d) the amounts shown on the Borrower's books and records, with respect thereto are actually and absolutely owing to the Borrower and are not contingent for any reason; (e) there are no set-offs, counterclaims or disputes known by the Borrower or asserted with respect thereto, and the Borrower has made no agreement with any Account Debtor thereof for any deduction or discount of the sum payable thereunder except regular discounts allowed by the Borrower in the ordinary course of its business for prompt payment; (f) there are no facts, events or occurrences known to the Borrower which in any way impair the validity or enforcement thereof or tend to reduce the amount payable thereunder; (g) all Account Debtors thereof, to the best of the Borrower's knowledge, have the capacity to contract; (h) the services furnished giving rise thereto are not subject to any Liens other than Permitted Liens; (i) the Borrower has no knowledge of any fact or circumstance which would impair the validity or collectibility thereof; and (j) there are no proceedings or actions known to the Borrower which are pending against any Account Debtor which might result in any material adverse change in its financial condition.


VI.      CONDITIONS OF LENDING

         The making of any advance under the Loan is subject to the conditions set forth in the Construction Loan Agreement and the following conditions precedent:

         Section VI.1. No Default. No Event of Default and no event which with the giving of notice or the passage of time would become an Event of Default has occurred and is existing and all representations and warranties set forth herein or in the other Financing Documents are true and correct.

         Section VI.2. Opinion of Counsel for the Borrower. At the Facility Closing and when a lien on an Eligible Project or Optional Collateral is subsequently granted by the Borrower or a Guarantor Subsidiary, the Lenders shall receive a written opinion of counsel for the Borrower and the Guarantor and, if applicable, the Guarantor Subsidiary, satisfactory in all respects to the

Agent.

         Section VI.3. Approval of Counsel for the Lenders. All legal matters incident to the Loan and all documents necessary in the opinion of the Agent to make the Loan or the addition of either an Eligible Project to the Borrowing Base or Optional Collateral or add such Deeds of Trust and related Collateral shall be satisfactory in all material respects to counsel for the Lenders.

         Section VI.4. Supporting Documents. The Agent shall receive at the Facility Closing and in connection with the subsequent granting of a Lien on an Eligible Project or Optional Collateral: (a) a certificate of the general partner of the Borrower, in a form acceptable to the Agent in all respects, dated as of the date hereof and certifying (i) that attached thereto is a true, complete and correct copy of resolutions duly adopted by the partners of the Borrower authorizing the execution and delivery of this Agreement, the Construction Loan Agreement, the Note and the other Financing Documents, the borrowing thereunder, and the performance of the Obligations, and (ii) as to the incumbency and specimen signature of the authorized officer of the general partner of the Borrower executing this Agreement, the Note and the other Financing Documents; (b) such other documents as the Agent may reasonably require the Borrower and/or the partners of the Borrower to execute, in form and substance acceptable to the Agent; and (c) such additional information, instruments, opinions, documents, certificates and reports as the Agent may reasonably deem necessary.

         Section VI.5. Financing Documents. All of the Financing Documents required by the Agent whether at the Facility Closing or any subsequent addition of a Deed of Trust and related Collateral shall be executed, delivered and, if deemed necessary by the Agent, recorded, all at the sole expense of the Borrower.

         Section VI.6. Insurance. The Borrower shall have satisfied the Agent that any and all insurance required by this Agreement is in effect as of the date of this Agreement or as of the date of the addition of a Deed of Trust and related Collateral, and that, to the extent required by the Financing Documents, the Lenders have been named as an insured lienholder.

         Section VI.7. Security Documents. In order to perfect the lien and security interest created by this Agreement, the Borrower shall have executed and delivered to the Agent all Security Documents (in form and substance acceptable to the Agent in its sole discretion) deemed necessary by the Agent, in a sufficient number of counterparts for recordation, and, at the Borrower's sole expense, shall record all such financing statements and Security Documents, or cause them to be recorded, in all public offices deemed necessary by the Agent.

         Section VI.8. Joinder Agreement. In order to perfect the lien and security interest of the Lenders in the Collateral related to the construction and operation of any Facility encumbered by a Deed of Trust provided by a Guarantor Subsidiary, such Guarantor Subsidiary shall execute and deliver to the Agent, a Joinder Agreement joining in such assignments of Collateral and such other Security Documents as the Agent may require and in sufficient number of counterparts for recordation, and, at the Borrower's sole expense shall record all such financing agreements and other Security Documents, or cause them to be recorded, in all public offices deemed necessary to the Agent.

VII.     AFFIRMATIVE COVENANTS OF BORROWER

         Until payment in full and the performance of all of the Obligations hereunder, the Borrower shall:

         Section VII.1.   Financial Statements.  Furnish to the Agent:

                 (a) as soon as available but in no event more than forty-five (45) days after the close of each of the Borrower's fiscal quarters internally prepared, consolidated and consolidating financial statements of the Borrower and its Subsidiaries and a balance sheet on a year-to-date basis and as of the close of such period and an income and expense statement for such period, certified by the chief financial officer of the Borrower's general partner unless such report is included in the quarterly report of the Guarantor; and

                 (b) as soon as available but in no event more than one hundred twenty (120) days after the close of each of the Borrower's fiscal years, (i) a copy of the consolidated annual financial statement of the Borrower and its Wholly Owned Subsidiaries in reasonable detail satisfactory to the Agent, prepared in accordance with GAAP and audited by an independent certified public accountant satisfactory to the Agent, which financial statement shall include a balance sheet of the Borrower and its Wholly Owned Subsidiaries, as at the end of such fiscal year and the related statements of operations and retained earnings and cash flow statements for such fiscal year in a format acceptable to the Agent, (ii) an unqualified letter or opinion of the accountant who examined and audited the Borrower's financial statement and stating whether anything in such independent accountant's examination has revealed the occurrence of an event which constitutes an Event of Default under the Financing Documents or which would constitute such an Event of Default with the giving of notice or the lapse of time or both, (iii) if requested by the Agent a copy of the Management Letter prepared by the auditor, and (iv) the related statements of operations and retained earnings and cash flows in a format acceptable to the Agent; and

                 (c) beginning with the first Operating Month (as hereinafter defined), as soon as available but in no event more than thirty
(30) days after the last day of each such calendar month, operating statements for each Eligible Project for such month, including an income and expense statement for such period and census and billing reports with respect to each Eligible Project then operating for such period;

                 (d) as soon as available, but in no event more than thirty (30) days after the end of each of the Borrower's fiscal quarters, operating statements for each Facility included in Optional Collateral for such period; including an income and expense statement for such period and census and billing reports with respect to each Facility which is Optional Collateral during such period.

                 (e)   as soon as available but in no event more than thirty
(30) days after the date of filing, the federal and state income tax returns for the Borrower for the year in question as well as any requests for extensions filed in connection therewith; and

                 (f) with reasonable promptness such additional information, reports or statements as the Agent may from time to time reasonably request.

                 (g) all required financial statements, required pursuant to Sub-paragraphs (a) and (b) hereof shall include the following certification:

                       "The undersigned as _____________ of ____________
         certifies that the financial information contained in the financial statement dated _________, is true and complete as of this date. This statement is provided to NationsBank, N.A. (the "Bank") as agent for the Lenders set forth in the Amended and Restated Agency Agreement dated December ___, 1997 as amended, restated or substituted from time to time for the purpose of obtaining credit or in fulfillment of the terms and conditions of credit already provided. Accordingly, it is intended that the Bank may rely on this information".

         Section VII.2. Taxes and Claims. Pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or any of its income or properties prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a lien or charge upon any of its properties; provided, however, the Borrower shall not be required to pay any such tax, assessment, charge, levy or claim, the payment of which is being contested in good faith and by proper proceedings.

         Section VII.3. Legal Existence. Maintain its existence as a limited partnership in good standing in the Commonwealth of Virginia and in each jurisdiction where it is required to register or qualify to do business.

         Section VII.4. Conduct of Business and Compliance with Laws. (a) Do or cause to be done all things necessary to obtain, enter into, preserve and to keep in full force and effect its material rights and its trade names, patents, trademarks and Licenses, Participation Agreements, and Operating Agreements and Management Contracts which are necessary for the operation of each Facility as an adult assisted living facility (or independent living facility, as applicable) as contemplated by the Borrower, (b) engage in and continue to engage substantially only in the business of owning and operating an adult assisted living facility (or independent living facility, as applicable) and related services in compliance with all applicable laws of the state in which the applicable Facility is located or any other Governmental Authority having jurisdiction over such Facility, and (c) comply with all applicable Laws, including, without limitation, regulations issued under the Omnibus Budget Reconciliation Act of 1987 (OBRA'87) (Pub.L.No. 100-203), as amended, and observe the valid requirements of Governmental Authorities, and perform the terms of all Participation Agreements to which it is a party, the noncompliance with or the nonobservance of which might materially interfere with the performance of its Obligations or the proper or prudent conduct of its business or the applicable Property. In addition, the Borrower covenants and agrees that it will:

                          (i) obtain and maintain in full force and effect all Licenses necessary to the acquisition and/or ownership and/or operation of each Facility including, without limitation, Licenses and other approvals related to the storage, dispensation, use, prescription and disposal of drugs, medications and other "controlled substances" and, to the extent offered by the Borrower, the maintenance of cafeteria and other food and beverage facilities or services;

                          (ii) administer, maintain and operate (or will cause to be administered, maintained and operated) each Facility as a revenue-producing assisted living facility (or independent living facility, as applicable);

                          (iii) to the extent the Borrower participates in any such programs, maintain and operate each Facility to meet the standards and requirements and to provide healthcare of such quality and in such manner as would enable the Borrower to participate in, and provide services in connection with, recognized medical and healthcare insurance programs;

                          (iv) obtain, maintain and comply with all conditions for the continuance of, all Licenses, including without limitation, Licenses which may at any time be required by the state in which the applicable Facility is located or other appropriate governmental entity, necessary or desirable for the operation of each Facility as an adult assisted living facility (or independent living facility, as applicable); and

                          (v)  to the extent the Borrower presently
         participates or in the future will participate in such programs, obtain, maintain and comply with all conditions for the continuance of certification from each applicable Governmental Authority that the Borrower meets all conditions for participation in the Medicare and Medicaid programs.

         Section VII.5. Use of Proceeds. Use the proceeds of the Loan for the purpose or purposes set forth in Recital L above and Sections 8.01 and 8.13(b) herein, and Section 2.02 of the Construction Loan Agreement and, without the prior written consent of the Agent for no other purpose or purposes.

         Section VII.6. Insurance. Provide or cause to be provided to the Agent and maintain in full force and effect at all times during the term of the Loan, such policies of insurance as may be required by the terms of the Financing Documents from a company or companies, and in form and amounts satisfactory to the Agent including, by way of example and not by way of limitation, at least the following:

                 (a) During any period of construction in or on an Eligible Project, "builder's risk" insurance, including vandalism and malicious mischief and collapse endorsements in amounts not less than the replacement cost of the Improvements being constructed or of the Property and naming the Agent on behalf of the Lenders as a loss payee in the mortgagee clause thereof;

                 (b) Casualty or physical damage insurance coverage for each Eligible Project affording protection against loss or damage by fire or other hazards covered by the standard all-risk fire and hazard insurance policy with "extended coverage" endorsement and such other risks as shall be customarily covered with respect to projects similar in construction, location and use as the

Property, or as the Agent may from time to time otherwise require in amounts necessary to prevent the application of any co-insurance provisions of any applicable policies up to an amount not less than the greater of the full insurable value of the Improvements (as defined in the Deed of Trust) or the aggregate principal amount of the Obligations; no policy of insurance shall be written such that the proceeds thereof will produce less than the minimum coverage required by this Section by reason of co-insurance provisions or otherwise; the term "full insurable value" means the actual replacement cost of the Property (as defined in the Deed of Trust) (excluding foundation and excavation costs and costs of underground flues, pipes, drains and other uninsurable items); and as to Eligible Projects naming the Agent on behalf of the Lenders as loss payee in the mortgagee clause thereof;

                 (c) Evidence that the same insurance described in sub-paragraph (b) is in effect for each Facility included in the Optional Collateral and naming the Agent on behalf of all the Lenders as a certificate holder for such insurance. Upon the occurrence of an Event of Default, the Borrower (i) shall take all steps necessary to list the Lender as an additional insured for such policies covering the Optional Collateral and (ii) shall surrender any proceeds of claims under such insurance;

                 (d) General public liability insurance in amounts usually carried by similar operations against claims for bodily injury or death and property damage insurance for claims for damage to property (including loss of use) occurring upon, in or about the Property naming the Agent on behalf of the Lenders as loss payee thereunder, with such insurance to afford protection to the limit of not less than $5,000,000 for the aggregate of all occurrences during any given annual policy period for each Eligible Project;

                 (e) Workers' compensation insurance in accordance with the requirements of applicable law or regulation naming the Agent on behalf of the Lenders as loss payee thereunder;

                 (f) Business interruption insurance naming the Lenders as additional insureds with respect to each Facility once a certificate of occupancy has been issued for such Facility in an amount equal to at least twelve (12) months' debt service on the applicable Loan; and

                 (g) To the extent that healthcare professionals are employed by the Borrower, medical liability, malpractice and other healthcare professional liability insurance protecting the Borrower and its employees against claims arising from the professional services performed by the Borrower and its employees with limits of (i) not less than One Million Dollars

($1,000,000.00) with respect to injury or death for each person or occurrence, and (ii) not less than Three Million Dollars ($3,000,000.00) in the aggregate for claims made for injury or death in any one year, and an umbrella policy insuring against such liability in an aggregate amount of Five Million Dollars ($5,000,000.00). In addition, the Borrower shall ensure that all healthcare providers with whom the Borrower contracts to provide services at any Facility are insured against claims arising from such services with limits as set forth in clauses (i) and (ii) above.

         The Borrower shall file with the Agent, upon its request, a detailed list of the insurance then in effect and stating the names of the insurance companies, the amounts and rates of the insurance, dates of the expiration thereof and the properties and risks covered thereby. Each policy of insurance shall (A) be issued by one or more recognized, financially sound and responsible insurance companies approved by the Agent and which are qualified or authorized by the laws of the state in which the applicable Facility is located to assume the risk covered by such policy, (B) with respect to the insurance described under the preceding subsections (a), (b) and (f) have attached thereto standard noncontributing, non-reporting mortgagee clauses in favor of and entitling the Lenders without contribution to collect any and all proceeds payable under such insurance, (C) provide that such policy shall not be canceled or modified without at least thirty (30) days prior written notice to the Agent, and (D) provide that any loss otherwise payable thereunder shall be payable notwithstanding any act or negligence of the Borrower which might, absent such agreement, result in a forfeiture of all or a part of such insurance payment. Unless an escrow account has been established for insurance premiums pursuant to the provisions of a Deed of Trust, the Borrower shall promptly pay all premiums when due on such insurance and, not less than ten
(10) days prior to the expiration date of each such policy, the Borrower will deliver to the Agent a renewal policy or policies marked "premium paid" or other evidence of payment satisfactory to the Agent. The Borrower will immediately give the Agent notice of any cancellation of, or change in, any insurance policy. The Lenders shall not, because of accepting, rejecting, approving or obtaining insurance, incur any liability for (i) the existence, nonexistence, form or legal sufficiency thereof, (ii) the solvency of any insurer, or (iii) the payment of losses.

         Section VII.7. Flood Insurance. If required by applicable law or regulation, provide or cause to be provided to the Agent a separate policy of flood insurance in the aggregate amount of the applicable Loan or the maximum limit of coverage available with respect to the Property, whichever is the lesser, from a company or companies satisfactory to the Agent and written in strict conformity with the Flood Disaster Protection Act of 1973, as amended, and all applicable regulations adopted pursuant thereto. In the event that flood insurance is not required by applicable law or regulation to be provided in connection with the applicable Loan or is not otherwise available with respect to the Property, the Borrower shall supply the Agent with written evidence, in form and substance satisfactory to the Agent, to that effect. Any such policy shall provide that the policy may not be surrendered, canceled or substantially modified (including, without limitation, cancellation for nonpayment of premiums) without at least thirty
(30) days' prior written notice to any and all insureds named therein, including the Lenders.

         Section VII.8. Maintenance of Properties. Keep its properties, whether owned in fee or otherwise, or leased, including, without limitation, all of the Property, in good operating condition; make all proper repairs, renewals, replacements, additions and improvements thereto needed to maintain such properties in good operating condition; comply with the provisions of all leases to which it is a party or under which it occupies property so as to prevent any loss or forfeiture thereof or thereunder; and comply with all laws, rules, regulations and orders applicable to its properties or business or any part thereof.

         Section VII.9. Maintenance of the Collateral. Not permit anything to be done to the Collateral which may impair the value thereof. Any of the Lenders or an agent designated by such Lender, shall be permitted to enter the premises of the Borrower and examine, audit and inspect the Collateral at any reasonable time and from time to time without notice. The Lenders shall not have any duty to, and the Borrower hereby releases the Lenders from, all claims of loss or damage caused by the delay or failure to collect or enforce any of the Accounts or Receivables or to preserve any rights against any other party with an interest in the Collateral.

         Section VII.10. Other Liens, Security Interests, etc. Keep the Collateral and the Property free from all liens, security interests and claims of every kind and nature, other than Permitted Liens.

         Section VII.11. Defense of Title and Further Assurances. At its expense defend the title to the Collateral (or any part thereof), and promptly upon request execute, acknowledge and deliver any financing statement, renewal, affidavit, deed, assignment, continuation statement, security agreement, certificate or other document the Agent may reasonably require in order to perfect, preserve, maintain, protect, continue and/or extend any lien or security interest granted to the Lenders under this Agreement or any of the Security Documents and its priority. The Borrower shall pay to the Agent, on demand all taxes, costs and expenses incurred by any of the Lenders, in connection with the preparation, execution, recording and filing of any such document or instrument.

         Section VII.12. Subsequent Opinion of Counsel as to Recording Requirements. Provide to the Agent a subsequent opinion of counsel as to the filing, recording and other requirements with which the Borrower or any Guarantor Subsidiary has complied to maintain the liens and security interests in favor of the Lenders in the Collateral in the event that the Borrower or any Guarantor Subsidiary shall transfer its principal place of business or the office where it keeps its records pertaining to the Accounts and Receivables.

         Section VII.13. Books and Records. (a) Keep and maintain accurate books and records, (b) make entries on such books and records in form reasonably satisfactory to the Agent disclosing the Lenders' assignment of, and security interest in and lien on, the Collateral and all collections received by the Borrower on its Accounts, (c) furnish to the Agent promptly upon request such information, reports, contracts, invoices, lists of purchases of Inventory (showing names, addresses and amount owing) and other data concerning Account Debtors and the Borrower's Accounts and Inventory and all contracts and collection(s) relating thereto as the Agent may from time to time specify, (d) unless the Agent shall otherwise consent in writing, keep and maintain all such books and records mentioned in (a) above only at the addresses listed in EXHIBIT D, and (e) permit any person designated by any of the Lenders to enter the premises of the Borrower and examine, audit and inspect the books and records at any reasonable time and from time to time.

         Section VII.14. Collections. Until such time as the Agent shall notify the Borrower of the revocation of such privilege following an Event of Default, (a) at its own expense have the privilege for the account of and in trust for the Lenders of collecting its Accounts and receiving in respect thereto all items of payment and shall otherwise completely service all of the Accounts including (i) the billing, posting and maintaining of complete records applicable thereto, and (ii) the taking of such action with respect to such Accounts as the Agent may reasonably request or in the absence of such request, as the Borrower may deem advisable; and (b) in its discretion, grant, in the ordinary course of business, to any Account Debtor, any rebate, refund or adjustment to which the Account Debtor may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to an Account. The Agent may, at its option but solely in accordance with applicable law, at any time or from time to time after the occurrence of an Event of Default hereunder, revoke the collection privilege given to the Borrower herein by either giving notice of its assignment of, and lien on the Collateral, subject to the provisions of Section 0 hereof, to the Account

Debtors or giving notice of such revocation to the Borrower.

         Section VII.15. Notice to Account Debtors and Escrow Account. In the event that (a) a Default or an Event of Default exists, or (b) demand has been made for any or all of the Obligations, promptly upon the request of the Agent in such form and at such times as reasonably specified by the Agent, give notice of the Lenders' lien on the Accounts to the Account Debtors requiring those Account Debtors which are permitted by applicable law to make payments thereon directly to the Agent.

         Section VII.16. Business Names. Immediately notify the Agent of any change in the name under which it conducts its business.

         Section VII.17. ERISA. With respect to any pension plan which the Borrower and/or any Commonly Controlled Entity maintains or contributes to, either now or in the future, that: (a) such bonding as is required under ERISA
Section 412 will be maintained; (b) as soon as practicable and in any event within 15 days after the Borrower or any Commonly Controlled Entity knows or has reason to know that a "reportable event" has occurred or is likely to occur, the Borrower will deliver to the Agent a certificate signed by its chief financial officer setting forth the details of such "reportable event"; (c) neither the Borrower nor any Commonly Controlled Entity will: (i) engage in or permit any "prohibited transaction" (as defined in ERISA Section 406 or Code
Section 4975) to occur; (ii) cause any "accumulated funding deficiency" as defined in ERISA Section 302 and/or Code Section 412; (iii) terminate any pension plan in a manner which could result in the imposition of a lien on the property of the Borrower pursuant to ERISA Section 4068; (iv) terminate or consent to the termination of any multiemployer plan; (v) incur a complete or partial withdrawal with respect to any multiemployer plan within the meaning of ERISA Sections 4203 and 4205; and (d) within 15 days after notice is received by the Borrower or any Commonly Controlled Entity that any multiemployer plan has been or will be placed in "reorganization" within the meaning of ERISA
Section 4241, the Borrower will notify the Agent to that effect. Upon the Agent's request, the Borrower will deliver to the Agent a copy of the most recent actuarial report, financial statements and annual report completed with respect to any "defined benefit plan", as defined in ERISA Section 3(35).

         Section VII.18. Change in Management. Notify the Agent in advance of any change of the Management Company for any Facility.

         Section VII.19. Management. (a) Subject to the terms of that certain Management Fee Subordination Agreement by and among the Borrower, SALMI and the Agent of even date herewith, the

Borrower shall cause SALMI to subordinate payment of any and all management fees under, or in connection with, the Management Agreement (the "Management Fees") to payment of the Obligations, in accordance with the terms and conditions of one or more subordination agreements in form and content acceptable to the Agent in its reasonable discretion, and not amend, restate, supplement, terminate, cancel or otherwise modify any of the terms or conditions of such Management Agreement, in any material respect, without the prior written consent of the Agent, and (b) terminate the Management Agreement upon receipt of notice from the Agent directing the Borrower to terminate the Management Agreement after the occurrence of an Event of Default, and, if requested to do so by the Agent, enter into a management agreement for the management of any Facility with an independent manager. The Management Agreement shall be approved in writing by the Agent prior to execution. A fully executed copy of the Management Agreement shall be delivered to the Agent by the Borrower promptly after it is signed.

         Section VII.20. Fees and Expenses; Indemnity. Pay all reasonable fees, charges, costs and expenses required to satisfy the conditions of the Financing Documents. The Borrower shall hold the Lenders harmless and indemnify the Lenders against all claims of brokers and "finders" arising by reason of the execution and delivery of the Financing Documents or the consummation of the transaction contemplated hereby.

         Section VII.21. Governmental Surveys or Inspections. Furnish to the Agent upon its request, within thirty (30) days of receipt thereof, copies of any and all annual surveys or inspections performed by any Governmental Authority or accreditation or certification organization with respect to any Facility.

         Section VII.22. Cost Reports. Prepare and file all applicable cost reports to all third-party payors, if any, to the extent required by any such third-party payor and, within thirty (30) days thereafter, notify the Agent of any settlement of any cost report disclosed to the Agent as being open or unsettled as of the Closing Date to the extent any such cost report would have a materially adverse effect on the Borrower.

         Section VII.23. Updated Appraisals. In addition, the Agent shall have the right but not the obligation to require annual updated appraisals of any or all the Property and the Facilities, which appraisals shall be prepared by an appraiser or appraisers designated by the Agent and shall be in all respects reasonably acceptable to the Agent which appraisals shall include, if deemed necessary by the Agent, in its reasonable discretion, updated discounted cash flow analysis, inspections of and commentary on the physical status of the applicable Facility and an engineering review. The basis of the appraisal calculations shown on such appraisal reports and all other aspects of the appraisal reports must be satisfactory to the Agent in all material respects. The release of such appraisal reports by the Agent to the Borrower shall be at the Agent's sole option if the Borrower has not paid the cost of such appraisal. If the Borrower has paid the cost of the appraisal, a copy of the appraisal will be provided to the Borrower upon its signing of the Agent's standard appraisal release letter. The Borrower shall reimburse the Agent upon demand for all costs and expenses incurred by any of the Lenders with respect to the preparation and review of all future appraisals required pursuant to the terms hereof, if either (i) such appraisal is required by law or banking regulation, (ii) an event of default has occurred under the Financing Documents, or (iii) the Agent has reason to believe a change in value has occurred in the Facility being appraised due to an adverse change in the Facility's occupancy status or operating performance.

         Section VII.24. Notification of Certain Events, Events of Default and Adverse Developments. Promptly give written notice to the Agent who will forward a copy of the notice to the Lenders upon obtaining knowledge of the occurrence of any of the following:

                 (a)   any Event of Default under the Financing Documents;

                 (b) any event, development or circumstance whereby the financial statements furnished under the Financing Documents fail in any material respect to present fairly, in accordance with GAAP, the financial condition and operational results of the Borrower;

                 (c) any judicial, administrative or arbitral proceeding pending against the Borrower or any judicial or administrative proceeding known by the Borrower to have been threatened against it in a written communication which threatened proceeding, if adversely decided, could cause a Material Adverse Change in the Borrower;

                 (d) (i) the revocation, suspension, probation, restriction, limitation or refusal to renew, or any administrative procedure then in process for the revocation, suspension, probation, restriction, limitation, or refusal to renew, of any License, or (ii) the decertification, revocation, suspension, probation, restriction, limitation, or refusal to renew, or the pending, decertification, revocation, suspension, probation, restriction, limitation, or refusal to renew or any administrative procedure then in process for any participation or eligibility in any third party payor program in which the

Borrower elects to participate, including, without limitation, Medicare, Medicaid or other private insurer programs or any accreditation of the Borrower, or (iii) the issuance or pending issuance of any License for a period of less than twelve (12) months, as a consequence of sanctions imposed by any Governmental Authority, or (iv) the assessment or pending assessment, of any civil or criminal penalties by any Government Authority, any third party payor or any accreditation organization or Person, which could materially adversely affect the financial condition or operations of the Borrower or an Affiliate (present or prospective) as determined by the Agent, in its sole but reasonable discretion;

                 (e) any action, including, but not limited to, the filing of any certificate of need application if required by law, the amendment of any facility license or certification, or the issuance of any new license or certification for any Facility, under which the Borrower proposes (i) to develop a new facility or service and/or (ii) eliminate, materially expand or materially reduce any service;

                 (f) any actual contingent liability or a potential contingent liability threatened or noticed in a written communication of the Borrower or its Subsidiaries of $50,000 or more per Facility;

                 (g) any other development in the business or affairs of the Borrower results in a Material Adverse Change; and

in each case listed in clauses (a) through (g), inclusive, of this Section 0 describing in detail satisfactory to the Agent the nature thereof and, in the case, if any, of notification under clause (a), the action the Borrower proposes to take with respect thereto or a statement that the Borrower intends to take no action and an explanation of the reasons for such inaction. In addition, the Borrower will furnish to the Agent immediately after receipt thereof copies of all administrative notices material to Borrower's business and operation of any Facility and all responses by or on behalf of the Borrower with respect to such administrative notices.

         Section VII.25. Compliance with Environmental Laws. If any Hazardous Materials are used, present or generated on any real property owned or controlled by the Borrower or for which the Borrower is responsible, use, process, distribute, handle, maintain, treat, store, dispose of and transport such substance in compliance with all applicable laws, including, but not limited to, those regulating PCB, underground storage tanks, radon and medical waste tracking, as well as any laws that are enacted after the date of this Agreement.

         Section VII.26. Hazardous Materials; Contamination. (a) Give notice to the Agent within five (5) Banking Days of the Borrower's acquiring knowledge of the presence of any Hazardous Materials on any property owned or controlled by the Borrower or for which the Borrower is responsible or of any Hazardous Materials Contamination with a full description thereof, except for reasonable quantities of necessary supplies for use by the Borrower in the ordinary course of its current line of business and stored, used and disposed of in accordance with applicable Laws; (b) promptly comply with any laws requiring special handling, maintenance, servicing, removal, treatment or disposal of Hazardous Materials or Hazardous Materials Contamination and provide the Agent upon request with satisfactory evidence of such compliance; (c) provide the Agent, within thirty (30) days after a demand by the Agent, with a bond, letter of credit or similar financial assurance evidencing to the Agent's satisfaction that funds are available to pay the cost of removing, treating, and disposing of such Hazardous Materials or Hazardous Materials Contamination and discharging any lien which may be established as a result thereof on any property owned, operated or controlled by the Borrower or for which the Borrower is responsible; and (d) defend, indemnify and hold harmless the Lenders and each of their agents, employees, trustees, successors and assigns from any and all claims which may now or in the future (whether before or after the termination of this Agreement) be asserted as a result of the presence of any Hazardous Materials on any property owned, operated, controlled or managed by the Borrower for which the Borrower is responsible for any Hazardous Materials Contamination.

         Section VII.27. Participation in Reimbursement Programs. In the event the Borrower elects to participate in any or all plans and/or programs for third party payment and/or reimbursement, and the revenues derived from a single plan or program exceed ten percent (10%) of the gross revenues of the applicable Facility, continue its participation in any and all such plans and/or programs for third party payment and/or reimbursement from, and claims against, private insurers or programs for payment and/or reimbursement from federal, state and local governmental agencies and/or private or quasi-public insurers, including, without limitation, Managed Care Plans, Medicaid and Medicare and the Veterans Administration (as determined by the Borrower in the good faith exercise of its prudent and commercially reasonable business judgment). While participating in such plans, the Borrower shall comply with any and all rules, regulations, standards, procedures and decrees necessary to maintain the Borrower's participation in any such third party payment or reimbursement program or plan.

         Section VII.28. Minimum Pool A Projects. At least 83% of the number of Eligible Projects in the Borrowing Base and in no event fewer than five (5) of the Eligible Projects in the Borrowing Base at any one time shall qualify as Pool A Projects.

         Section VII.29. Subordination of Distributions and Management Fees. Subordinate, and cause the partners of the Borrower to subordinate, all distributions of the Borrower to principal and interest payments on the Loan; provided, however, that the Borrower may pay distributions to partners of the Borrower in accordance with Section 0 prior to the occurrence of an Event of Default and so long as the payment of any such distributions will not result in the occurrence of an Event of Default. Subordinate the payment of management fees with respect to each Facility pursuant to the terms of that certain Management Fee Subordination Agreement of even date herewith (as the same may be modified from time to time) by and among the Borrower, the Agent and the Management Company.

         Section VII.30. Depository Bank. The Borrower shall maintain its primary operating accounts, including those accounts containing the Liquid Assets, if any required pursuant to Section 0 with the Agent or one of the other Lenders; provided that such Lender shall agree that it will exercise any right of set-off against such account to pay the Obligations prior to applying them to any other indebtedness owed to such Lender and provided such Agent or other Lender pays commercially competitive rates on the Borrower's funds.


VIII.    NEGATIVE COVENANTS OF BORROWER

         Until payment in full and the performance of all of the Obligations, without the prior written consent of the Agent as permitted pursuant to the Agency Agreement, the Borrower will not directly or indirectly:

         Section VIII.1. Borrowings. Create, incur, assume or suffer to exist any liability for borrowed money other than the Credit Facility or unsecured loans from Affiliates which are fully subordinated (either by their terms or by separate written agreement) to the Credit Facility and bearing interest at a rate no higher than that then applicable to the Credit Facility; provided, however, so long as no Event of Default has occurred or will occur upon the payment of interest on such indebtedness under the Financing Documents, the Borrower may make scheduled payments of interest on such debt and may, with the prior written consent of the Agent, use proceeds of the Loan to make payments on such loans from Affiliates if the loans were for the purpose of acquiring or constructing an Eligible Project.

         Section VIII.2. Deeds of Trust and Pledges. Create, incur, assume or suffer to exist any deed of trust, mortgage, pledge, Lien or other encumbrance of any kind upon, or any security interest in, any of its property or assets, including the Collateral, whether now owned or hereafter acquired.

         Section VIII.3. Sale or Transfer of Assets. Directly or indirectly enter into any arrangement whereby the Borrower shall sell, lease, transfer, assign or otherwise dispose of more than $250,000 of its assets in any one year or $750,000 in the aggregate during the term of the Credit Facility other than
(a) sales or other disposition of assets in the ordinary course of business for value, provided the proceeds thereof are used to pay down one or more of the Loans or the asset sold or disposed of is replaced by one of equal or greater value or (b) the transfer of an Eligible Project or the sale of an Eligible Project, in either case, in which case the Borrowing Base will be reduced by the availability attributed to such Facility.

         Section VIII.4. Advances and Loans. Make loans or advances to any Person, including, without limitation, Affiliates, partners and employees of the Borrower with the exception of loans or advances to Guarantor Subsidiaries.

         Section VIII.5. Contingent Liabilities. Assume, guarantee, endorse, contingently agree to purchase or otherwise become liable upon the obligation of any Person, except by the endorsement of negotiable instruments for deposit and collection or similar transactions in the ordinary course of business.

         Section VIII.6. Licenses. Allow any Licenses, permit, right, franchise or privilege necessary for the ownership or operation of any Facility for the purposes for which any Facility is intended to be used to lapse, be suspended or be forfeited unless solely due to administrative delay by the licensing authority.

         Section VIII.7. ERISA Compliance. (A) Restate or amend any Plan established and maintained by the Borrower or any Commonly Controlled Entity and subject to the requirements of ERISA, in a manner designed to disqualify such Plan and its related trusts under the applicable requirements of the Code;
(B) permit any partners of the Borrower or any Commonly Controlled Entity to materially adversely affect the qualified tax-exempt status of any Plan or related trusts of the Borrower or any Commonly Controlled Entity under the Code; (C) engage in or permit any Commonly Controlled Entity to engage in any Prohibited Transaction; (D) incur or permit any Commonly Controlled Entity to incur any Accumulated Funding Deficiency, whether or not waived, in connection with any Plan; (E) take or permit any Commonly Controlled Entity to take any action or fail to take any action which causes a termination of any Plan in a manner which could result in the imposition of a lien on the property of the

Borrower or any Commonly Controlled Entity pursuant to Section 4068 of ERISA;
(F) fail to notify the Agent that notice has been received of a "termination" (as defined in ERISA) of any Multiemployer Plan to which the Borrower or any Commonly Controlled Entity has an obligation to contribute; (G) incur or permit any Commonly Controlled Entity to incur a "complete withdrawal" or "partial withdrawal" (as defined in ERISA) from any Multiemployer Plan to which the Borrower or any Commonly Controlled Entity has an obligation to contribute; or
(H) fail to notify the Agent that notice has been received from the administrator of any Multiemployer Plan to which the Borrower or any Commonly Controlled Entity has an obligation to contribute that any such Plan will be placed in "reorganization" (as defined in ERISA).

         Section VIII.8. Transfer of Collateral. Transfer, or permit the transfer, to another location of any of the Collateral or the books and records related to any of the Collateral; provided, however, that the Borrower may transfer the Collateral or the books and records related thereto to another location if the Borrower shall have provided to the Agent prior to such transfer an opinion of counsel addressed to the Agent to the effect that the Lenders' perfected security interest shall not be affected by such move or if it shall be affected, setting forth the steps necessary to continue the Lender's perfected security interest together with the commencement of such steps by the Borrower at its expense.

         Section VIII.9. Sale of Accounts or Receivables. Sell, discount, transfer, assign or otherwise dispose of any of its Accounts or Receivables of any Facility, such as accounts receivable, notes receivable, installment or conditional sales agreements or any other rights to receive income, revenues or moneys, however evidenced.

         Section VIII.10. Amendments; Terminations. Amend or terminate or agree to amend or terminate any License, the Management Agreement, or any participation agreement which exceeds 10% of the gross revenue of the applicable Facility, or except in the ordinary course of business any other Management Contracts and Operating Agreements which may have been entered into by the Borrower with respect to any Facility and which exceeds 10% of its gross revenue, or consent to or waive any material provisions thereof.

         Section VIII.11. Prohibition on Hazardous Materials. Place, manufacture or store or permit to be placed, manufactured or stored, any Hazardous Materials on any property owned, controlled or operated by the Borrower or any Wholly Owned Subsidiary or for which the Borrower or any Wholly Owned Subsidiary is responsible, except for reasonable quantities of necessary supplies for use by the Borrower or any Wholly Owned Subsidiary in the ordinary course of its current line of business and stored, used and disposed of in accordance with applicable Laws.

         Section VIII.12. Subsidiaries. Create or otherwise acquire any subsidiaries other than Wholly Owned Subsidiaries.

         Section VIII.13. Distributions to Partners. (a) Make any distributions of net operating income to partners of the Borrower unless no Event of Default exists, and at such time or times as the Borrower has, both before and after the distribution, at least $2,000,000 plus, for each Facility which is not a Stabilized Facility, $500,000 in Liquid Assets; provided, however, that after deducting the amount of such distribution from the EBITDA (the "Adjusted EBITDA") of the Stabilized Facilities in the aggregate, the Borrower's consolidated ratio of Adjusted EBITDA to Debt Service for the Stabilized Facilities in the aggregate shall not be less than 1.0 to 1.0. For the purposes of computing EBITDA and Debt Service, the period measured shall be on a rolling four-quarters basis. Distributions may be made only within thirty
(30) days of the end of a fiscal quarter.

                 (b) Make a distribution to partners of the Borrower from proceeds of the Loan as a repayment of equity in an Eligible Project unless the Borrower gives advance written notice to the Agent of the amount of such proposed distribution and the Agent acknowledges in writing the availability of equity to make such a distribution.

         Section VIII.14. Mergers or Acquisitions. Enter into any merger or consolidation or amalgamation, wind up or dissolve itself (or suffer any liquidation or dissolution), or acquire all or substantially all of the assets of any person, firm, joint venture or corporation except to acquire a Wholly Owned Subsidiary.

         Section VIII.15. Partnership Interests. Repurchase, redeem or retire any partnership interest in the Borrower.


IX.      EVENTS OF DEFAULT

         The occurrence of one or more of the following events shall be "Events of Default" under this Agreement, and the terms "Event of Default" shall mean, whenever they are used in this Agreement, any one or more of the following events:

         Section IX.1. Failure to Pay and/or Perform the Obligations. The Borrower shall fail to (a) make any payment of interest on the Note, or (b) pay any of the other Obligations including but not limited to the Expense Payments and Liquidation Costs and such failure continues for more than five (5) calendar days after notice thereof by the Agent, except with regard to payment of (a) any Borrowing Base Deficiency which shall be due as provided in Section 0 hereof, and (b) amounts due at maturity for which no notice or cure period shall be required to be given.

         Section IX.2. Breach of Representations and Warranties. Any material representation or warranty made in this Agreement or in any report, certificate, opinion (including any opinion of counsel for the Borrower), financial statement or other instrument furnished in connection with the Obligations or with the execution and delivery of any of the Financing Documents, shall prove to have been false or misleading when made (or, if applicable, when reaffirmed) in any material respect.

         Section IX.3. Failure to Comply with Covenants. Default shall be made by the Borrower in the due observance and perfor mance of any covenant, condition or agreement contained in Part VII hereof (except for Sections 0, 0, 0, and 0) or in Part VIII hereof.

         Section IX.4. Failure to Comply with Books and Records. Default shall be made by the Borrower in the due observance or performance of Section 0, which default shall remain unremedied, and the Borrower shall cure such default promptly, but in no event more than ten (10) days after written notice thereof to the Borrower by the Agent.

         Section IX.5. Other Defaults. Default shall be made by the Borrower in the due observance or performance of any other term, covenant or agreement other than as set forth in this Article IX, which default shall remain unremedied for more than thirty (30) days after written notice thereof to the Borrower by the Agent, unless the nature of the failure is such that (a) it cannot be cured within the thirty (30) day period, and (b) the Borrower institutes corrective action within the thirty (30) day period and (c) the Borrower diligently pursues such action and completes the cure within ninety
(90) days.

         Section IX.6. Default Under Other Financing Documents. A Default shall occur under any of the other Financing Documents, and such Default is not cured within any applicable grace period provided therein.

         Section IX.7. Receiver; Bankruptcy. An Act of Bankruptcy occurs with respect to the Borrower or the Borrower becomes generally unable to pay its debts as they become due; provided, however, if a proceeding with respect to an Act of Bankruptcy is filed or commenced against the Borrower, the same shall not constitute an Event of Default if such proceeding is dismissed within sixty
(60) days from the date of such Act of Bankruptcy.

         Section IX.8. Judgment. Any judgment against the Borrower of $250,000 or more or any attachment or other levy against the property of the Borrower remains unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of thirty (30) days.

         Section IX.9. Execution; Attachment. Any execution or attachment shall be levied against the Collateral, or any part thereof, and such execution or attachment shall not be set aside, discharged or stayed within thirty (30) days after the same shall have been levied.

         Section IX.10. Default Under Other Borrowings. (a) Default which continues beyond any applicable grace period shall be made under any obligation of or guaranteed by the Borrower or any Guarantor Subsidiary equal to or greater than $250,000, if the effect of such default is to accelerate the maturity of such obligation or to permit the holder or obligee thereof to cause such obligation to become due prior to its stated maturity.

               (b) Default shall be made under any obligation equal to or greater than $1,000,000 of a consolidated Affiliate, which is otherwise non-recourse to the Borrower or any Guarantor Subsidiary, if the holder or obligee of such obligation has commenced action on any of the remedies available to it under the obligation.

         Section IX.11. Material Adverse Change. If the Agent in its reasonable discretion determines that a Material Adverse Change has occurred in the financial condition of the Borrower.

         Section IX.12. Impairment of Position. If the Agent in its reasonable discretion determines that an event has occurred which impairs the prospect of payment of the Obligations and/or the value of the Facilities or the Collateral.

         Section IX.13. Change in Status or Ownership. The Borrower is dissolved, merged, consolidated or reorganized, or any change occurs in the ownership without the prior written consent of the Agent.

         Section IX.14. Zoning. Any change in any zoning ordinance or any other public restriction is enacted, limiting or defining the uses which may be made of any of the Property or a part thereof, such that the use of any of the Property, as specified herein, would be in material violation of such restriction or zoning change.

         Section IX.15. Change in Management. The Management Agreement is terminated without the prior written consent of the Agent.

         Section IX.16. Licenses. The involuntary, imposed or required revocation, suspension, probation, restriction, limitation or refusal to renew, or the pending revocation, suspension, probation, restriction, limitation, of, or refusal to renew, of any License; other than in the ordinary course of business or to the extent that the Borrower or a Guarantor Subsidiary deems such action to be, in the exercise of prudent business judgment, in the best interest of Borrower or a Guarantor Subsidiary, the decertification, revocation, suspension, probation, restriction, limitation, or refusal to renew, or the pending decertification, revocation, suspension, probation, restriction, limitation, or refusal to renew any participation or eligibility in any third party payor program in which the Borrower or a Guarantor Subsidiary elects to participate, including, without limitation, the Medicaid or Medicare programs; or the issuance or pending issuance of any License for a period of less than twelve (12) months as a consequence of any sanctions imposed by any Governmental Authority; or the assessment or pending assessment, of any civil or criminal penalties by any Governmental Authority, any third party payor or any accreditation organization or person. Without limiting the generality of the foregoing, the failure of the Borrower or a Guarantor Subsidiary to obtain an operating license for any Facility within sixty (60) days of the issuance of the certificate of occupancy for such Facility.

         Section IX.17. Compliance with Law. The Borrower or a Guarantor Subsidiary fails to comply with any requirement of any Governmental Authority having jurisdiction within the time required by such Governmental Authority; or any proceeding is commenced or action taken to enforce any remedy for a violation of any requirement of a Governmental Authority or any restrictive covenant affecting the Property or any part thereof.

X.       RIGHTS AND REMEDIES UPON DEFAULT

         Section X.1. DEMAND; ACCELERATION. THE OCCURRENCE OR NONOCCURRENCE OF AN EVENT OF DEFAULT UNDER THIS AGREEMENT SHALL IN NO WAY AFFECT OR CONDITION THE RIGHT OF THE LENDERS TO DEMAND PAYMENT AT ANY TIME OF ANY OF THE OBLIGATIONS WHICH ARE PAYABLE ON DEMAND REGARDLESS OF WHETHER OR NOT AN EVENT OF DEFAULT HAS OCCURRED. Upon the occurrence of an Event of Default, and in every such event and at any time thereafter, the Agent may declare the Obligations due and payable, without presentment, demand, protest, or any notice of any kind, all of which are hereby expressly waived, anything contained herein or in any of the other Financing Documents to the contrary notwithstanding.

         Section X.2. Further Advances; Immediate Acceleration. Following an Event of Default the Agent may from time to time without notice to the Borrower suspend, terminate or limit any further advances under the Loan or other extensions of credit under this Agreement and under any of the other Financing Documents. Further, upon the occurrence of an Event of Default or Default specified in Section 0 above, the unpaid principal amount of the Note (with accrued interest thereon) and all other Obligations then outstanding, shall immediately become due and payable without further action of any kind and without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower.

         Section X.3. Specific Rights With Regard to Collateral. Following an Event of Default, in addition to all other rights and remedies provided hereunder or as shall exist at law or in equity from time to time, the Agent may, without notice to the Borrower or any Guarantor Subsidiary and subject to the terms of the Agency Agreement:

                 (a) assign any and all Operating Agreements and Management Contracts to any Person designated by the Agent, and/or exercise all rights and privileges of the Borrower or Guarantor Subsidiary under such contracts and agreements for the purpose of realizing on the Collateral and to the extent and for the time required to realize the value of the Collateral;

                 (b) to the extent permitted by applicable law, assume such management, operation and control of the Property to the extent and for the time necessary to realize the value of the Collateral;

                 (c) cause the Borrower to engage, contract with, and/or hire qualified service, billing, collection and other such agents, organizations and companies acceptable to the Agent to collect and/or realize upon any or all of the Collateral and to remit the proceeds to the Agent;

                 (d) subject to applicable state and federal laws pertaining to resident confidentiality, request any Account Debtor obligated on any of the Accounts to make payments thereon directly to the Agent to the extent permitted by applicable law, with the Agent taking control of the cash and non-cash proceeds thereof and/or direct the Borrower to (and the Borrower shall) turn over to the Agent immediately following receipt all payments with respect to the Collateral in the form received (with the addition of all necessary endorsements) and not to deposit, negotiate or otherwise deal with those payments;

                 (e) compromise, extend or renew any of the Collateral or deal with the same as it may deem advisable;

                 (f) make exchanges, substitutions or surrenders of all or any part of the Collateral;

                 (g) remove from any of the Borrower's places of business all books, records, ledger sheets, correspondence, invoices and documents, relating to or evidencing any of the Collateral or without cost or expense to the Lenders, make such use of the Borrower's place of business as may be reasonably necessary to administer, control and collect the Collateral;

                 (h) demand, collect, receipt for and give renewals, extensions, discharges and releases of any of the Collateral;

                 (i) institute and prosecute legal and equitable proceedings to enforce collection of, or realize upon, any of the Collateral;

                 (j) settle, renew, extend, compromise, compound, exchange or adjust claims in respect of any of the Collateral or any legal proceedings brought in respect thereof;

                 (k) endorse the name of the Borrower upon any items of payment relating to the Collateral or on any Proof of Claim in Bankruptcy against an Account Debtor; and

                 (l) notify the Post Office authorities to change the address for the delivery of mail to the Borrower to such address or Post Office Box as the Agent may designate and receive and open all mail addressed to the Borrower.

         In addition, the Borrower shall, following an Event of Default promptly, upon request, execute and deliver to the Agent written assignments, to the extent permitted by applicable law, in form and content acceptable to the Agent, of specific Accounts or groups of Accounts; provided, however, that the lien and/or security interest granted to the Lenders under this Agreement shall not be limited in any way to or by the inclusion or exclusion of Accounts within such assignments. Such Accounts shall secure payment of the Obligations and are not sold to the Lenders whether or not any assignment thereof, which is separate from this Agreement, is in form absolute.

         Following an Event of Default, the Lenders may also direct the Borrower or a Guarantor Subsidiary to appoint a manager for any or all of the Facilities and enter into a management agreement with one or more management companies approved by the Lenders, the terms of which agreement shall be approved by the Lenders.

         Section X.4. Performance by Lenders. Following an Event of Default, the Agent without the necessity of prior notice to or demand upon the Borrower or any Guarantor Subsidiary and without waiving or releasing any of the Obligations or any Event of Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of the Borrower, and may enter upon the premises of the Borrower or any Guarantor Subsidiary for that purpose and take all such action thereon as the Agent may consider necessary or appropriate for such purpose. The Agent will give the Borrower notice at least subsequently of any such performance by the Agent. All sums so paid or advanced by the Agent and all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred in connection therewith (the "Expense Payments") together with interest thereon from the date of payment, advance or incurring until paid in full at the Post-Default Rate shall be paid by the Borrower to the Agent on demand and shall constitute and become a part of the Obligations.

         Section X.5. Uniform Commercial Code and Other Remedies. Upon the occurrence of an Event of Default (and in addition to all of its rights, powers and remedies under this Agreement), the Lenders shall have all of the rights and remedies of a secured party under the applicable Uniform Commercial Code and other applicable laws, and the Lenders are authorized to offset and apply to all or any part of the Obligations all moneys, credits and other property of any nature whatsoever of the Borrower now or at any time hereafter in the possession of, in transit to or from, under the control or custody of, or on deposit with, any of the Lenders; and upon demand by the Agent, the Borrower shall assemble the Collateral and make it available to the Lenders, at a place designated by the Agent; and the Lenders or their agents may enter upon the Borrower's or a Guarantor Subsidiary's premises to take possession of the Collateral, to remove it, to render it unusable, or to sell or otherwise dispose of it.

         Any written notice of the sale, disposition or other intended action by the Lenders with respect to the Collateral which is sent by regular mail, postage prepaid, to the Borrower or the Guarantor Subsidiaries at the address set forth in Part XI hereof, or such other address of the Borrower or the Guarantor Subsidiaries which may from time to time be shown on the Lenders' records, at least ten (10) days prior to such sale, disposition or other action, shall constitute reasonable notice to the Borrower or the Guarantor Subsidiaries. The Borrower or the Guarantor Subsidiaries shall pay on demand all costs and expenses, including, without limitation, attorney's fees and expenses, incurred by or on behalf of the Lenders, or any of them, in preparing for sale or other disposition, selling, managing, collecting or otherwise disposing of, the Collateral. All of such costs and expenses (the "Liquidation Costs") together with interest thereon from the date incurred until paid in full at the Post-Default Rate, shall be paid by the Borrower or the Guarantor Subsidiaries to the Agent on demand and shall constitute and become a part of the Obligations. Any proceeds of sale or other disposition of the Collateral will be applied by the Lenders to the payment of the Liquidation Costs and Expense Payments, and any balance of such proceeds will be applied by the Lenders to the payment of the balance of the Obligations in such order and manner of application as the Lenders may from time to time in its sole discretion determine. After such application of the proceeds, any balance shall be paid to the Borrower or the Guarantor Subsidiaries or to any other party entitled thereto.

         Section X.6. Receiver or Other Court Order. Following an Event of Default, as a matter of right, following ten (10) days notice and without regard to the adequacy of the security, and upon application to a court of competent jurisdiction, the Lenders shall be entitled to the immediate appointment of a receiver for all or any part of the Collateral, and of the payments and proceeds thereof and therefrom, whether such receivership be incidental to a proposed sale of the Collateral or otherwise, and the Borrower and any Guarantor Subsidiaries hereby consent to the appointment of such a receiver and to an order of court directing that payments, including Medicare and Medicaid payments, be made directly to the receiver. The Borrower will pay to the Beneficiary, upon demand, all expenses, including receiver's fees, attorney's fees, costs and agents compensation, advanced by the Borrower and incurred pursuant to the provisions contained in this Section.


XI.      MISCELLANEOUS

         Section XI.1. Notices. All notices, certificates or other communications hereunder shall be deemed given when delivered by hand or courier, or three (3) Banking Days after being mailed by certified mail, postage prepaid, return receipt requested, addressed as follows:

         if to the Agent
         or the Lenders:          NATIONSBANK, N.A.
                                  10 Light Street
                                  Baltimore, Maryland 21202
                                  Attn:   Robert J. Montanari
                                          Vice President
         if to the Borrower:      SUNRISE EAST ASSISTED LIVING LIMITED
         or any Guarantor         PARTNERSHIP
         Subsidiaries             c/o Sunrise Assisted Living Investments,
                                  Inc.
                                  9401 Lee Highway, Suite 300
                                  Fairfax, Virginia  22031
                                  Attention to each of the following
                                  separately delivered or mailed:
                                           David W. Faeder
                                           Thomas B. Newell, Esq.
                                           James S. Pope

         with a Courtesy          Wayne G. Tatusko, Esquire
         copy to:                 Watt, Tieder & Hoffar
                                  7929 Westpark Drive
                                  McLean, Virginia  22102


         Section XI.2. Consents and Approvals. If any consent, approval, or authorization of any Governmental Authority or of any Person having any interest therein, should be necessary to effectuate any sale or other disposition of the Collateral, the Borrower and any Guarantor Subsidiaries agree to execute all such applications and other instruments, and to take all other action, as may be required in connection with securing any such consent, approval or authorization.

         Section XI.3. Remedies, etc. Cumulative. Each right, power and remedy of the Lenders as provided for in this Agreement or in any of the other Financing Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Agreement or in any of the other Financing Documents or now or hereafter existing at law or in equity, by statute or otherwise, and the exercise or beginning of the exercise by the Lenders of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Lenders of any or all such other rights, powers or remedies. In order to entitle the Lenders to exercise any remedy reserved to it herein, it shall not be necessary to give any notice, other than such notice as may be expressly required in this Agreement.

         Section XI.4. No Waiver of Rights by the Lenders. No failure or delay by the Agent or the Lenders to insist upon the strict performance of any term, condition, covenant or agreement of this Agreement or of any of the other Financing Documents, or to exercise any right, power or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant or agreement or of any such breach or preclude the Agent or the Lenders from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Agreement or under any of the other Financing Documents, neither the Agent nor the Lenders shall be deemed to waive the right either to require prompt payment when due of all other amounts payable under this Agreement or under any of the other Financing Documents, or to declare a default for failure to effect such prompt payment of any such other amount.

         Section XI.5. Entire Agreement. The Financing Documents shall completely and fully supersede all other agreements, both written and oral, between the Lenders and the Borrower relating to the Obligations. Neither the Lenders nor the Borrower shall hereafter have any rights under such prior agreements but shall look solely to the Financing Documents for definition and determination of all of their respective rights, liabilities and responsibilities relating to the Obligations.

         Section XI.6. Survival of Agreement; Successors and Assigns. All covenants, agreements, representations and warranties made by the Borrower herein and in any certificate, in the Financing Documents and in any other instruments or documents delivered pursuant hereto shall survive the making by the Lenders of the Loan and the execution and delivery of the Note, and shall continue in full force and effect so long as any of the Obligations are outstanding and unpaid. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Borrower and/or the Guarantor Subsidiaries, which are contained in this Agreement shall inure to the benefit of the respective successors and assigns of each of the Lenders, and all covenants, promises and agreements by or on behalf of the Lenders which are contained in this Agreement shall inure to the benefit of the permitted successors and permitted assigns of the Borrower and/or the Guarantor Subsidiaries, but this Agreement may not be assigned by the Borrower without the prior written consent of the Lenders.

         Section XI.7. Expenses. The Borrower agrees to pay all reasonable out-of-pocket expenses of the Lenders and NationsBanc Montgomery Securities, Inc. (excluding travel expenses but including the reasonable fees and expenses of the legal counsel of the Agent or any other Lender) in connection with the preparation of this Agreement, the issuance of the Loan hereunder, the recordation of all financing statements and such other instruments as may be required by the Agent at the time of, or subsequent to, the execution of this Agreement to secure the Obligations (including any and all recordation tax and other costs and taxes incident to recording), the administration of the Credit Facility (not otherwise contemplated by any fee paid by the Borrower), any future modification of the Financing Documents, the addition of Eligible Projects to the Borrowing Base or the addition of Optional Collateral, or the enforcement of any provision of this Agreement and the collection of the Obligations. The Borrower agrees to indemnify and save harmless the Lenders from any liability resulting from the failure to pay any required recordation tax, transfer taxes, recording costs or any other expenses incurred by the Lenders in connection with the Obligations. The provisions of this Section shall survive the execution and delivery of this Agreement and the repayment of the Obligations. The Borrower further agrees to reimburse the Lenders upon demand for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and legal expenses and travel expenses) incurred by the Lenders, or any of them, in enforcing any of the Obligations or any security therefor or incurred in connection with any bankruptcy proceeding or in any post-judgment enforcement or collection action, together with interest at the Post-Default Rate which agreement shall survive the termination of this Agreement and the repayment of the Obligations.

         Section XI.8. Counterparts. This Agreement may be executed in any number of counterparts all of which together shall constitute a single instrument.

         Section XI.9. Governing Law. This Agreement and all of the other Financing Documents shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia; provided, however, any Deed of Trust and any financing statements covering fixtures securing such Loan shall be governed by, and construed in accordance with, the laws of the state in which the applicable Facility is located.

         Section XI.10. Modifications. No modification or waiver of any provision of this Agreement or of any of the other Financing Documents, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in the same, similar or other circumstance.

         Section XI.11. Illegality. If fulfillment of any provision hereof or any transaction related hereto or to any of the other Financing Documents, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provisions herein contained other than the provisions hereof pertaining to repayment of the Obligations operates or would prospectively operate to invalidate this Agreement in whole or in part, then such clause or provision only shall be void, as though not herein contained, and the remainder of this Agreement shall remain operative and in full force and effect; and if such provision pertains to repayment of the Obligations, then, at the options of the Lenders, all of the Obligations of the Borrower to the Lenders shall become immediately due and payable.

         Section XI.12. Gender, etc. Whenever used herein, the singular number shall include the plural, the plural the singular and the use of the masculine, feminine or neuter gender shall include all genders.

         Section XI.13. Headings. The headings in this Agreement are for convenience only and shall not limit or otherwise affect any of the terms hereof.

         Section XI.14. Waiver of Trial by Jury. THE BORROWER AND THE LENDERS HEREBY JOINTLY AND SEVERALLY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH ANY OF THEM MAY BE PARTIES, NOT GOVERNED BY THE ARBITRATION PROVISIONS OF THE NOTE OR THE GUARANTIES ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS AGREEMENT, (B) ANY OF THE FINANCING DOCUMENTS, OR (C) THE COLLATERAL. THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT.

         This waiver is knowingly, willingly and voluntarily made by the Borrower and the Lenders, and the Borrower and the Lenders hereby represent that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect. The Borrower and the Lenders further represent that they have been represented in the signing of this Agreement and in the making of this waiver by independent legal counsel, selected of their own free will, and that they have had the opportunity to discuss this waiver with counsel.

         Section XI.15. Liability of the Lenders. No Lender shall be liable for another Lender's failure to fund its ratable share of any advance under the Loan. The Lenders shall not be liable for any other act or omission by the Lenders, or any of them, pursuant to the provisions of this Agreement in the absence of fraud or gross negligence. The Lenders shall incur no liability to the Borrower or any other party in connection with the acts or omissions of any of the Lenders in reliance upon any certificate or other paper believed by the Lenders to be genuine or with respect to any other thing which the Lenders may do or refrain from doing, unless such act or omission amounts to fraud or gross negligence. The Borrower hereby agrees that the Lenders shall not be chargeable for any negligence, mistake, act or omission of any accountant, examiner, agency or attorney employed by the Lenders, or any of them, (except for the gross negligence or willful misconduct of any person, corporation, partnership or other entity employed by any of the Lenders) in making examinations, investigations or collections, or otherwise in perfecting, maintaining, protecting or realizing upon any lien or security interest or any other interest in the Collateral or other security for the Obligations. The Borrower shall indemnify, defend and hold the Lenders and their successors and assigns harmless from and against any and all claims, demands, suits, losses, damages, assessments, fines, penalties, costs or other expenses (including reasonable attorney's fees and court costs) arising from or in connection with this Agreement. Any indemnity provision for the benefit of the Lenders set forth herein or in any of the Financing Documents shall extend to any other lender who becomes a Lender under the Credit Facility. The provisions of this Section shall survive the termination of the Credit Facility.

         Section XI.16. License of Tradename. The Borrower and any Guarantor Subsidiaries do hereby grant to each of the Lenders and their affiliates and any trustee under a Deed of Trust and their management company a license to use the Borrower's name, the names of any Guarantor Subsidiaries and the name "Sunrise" and any marks associated therewith in the operation of a Facility upon such Lender's or trustee's taking of possession or taking over management of a Facility or acquiring title thereto at a foreclosure sale which license shall be in effect for a period of thirty (30) months from the date thereof. The Borrower further agrees that a third-party purchaser of a Facility may continue to operate the Facility under the Borrower's name unless the Borrower objects in writing thereto.

         IN WITNESS WHEREOF, the parties hereto have signed and sealed this Agreement on the day and year first above written.

WITNESS/ATTEST:                   SUNRISE EAST ASSISTED LIVING LIMITED
                                  PARTNERSHIP,
                                  a Virginia limited partnership

                                  By:  Sunrise Assisted Living
                                       Investments, Inc., General
                                       Partner


 /s/ Wayne G. Tatusko             By:  /s/ James S. Pope       (SEAL)
---------------------------          --------------------------
Name:                                       James S. Pope
Title:                                      Vice President



WITNESS:                          NATIONSBANK, N.A., as Agent for the
                                  Lenders


  /s/ Wayne G. Tatusko            By:  /s/ Robert J. Montanari (SEAL)
-------------------------              ------------------------
                                       Robert J. Montanari
                                       Vice President

                                LIST OF EXHIBITS


A        Form of Note

B        Form of Borrowing Base Report

C        Initial Borrowing Base Report

D        Places of Business

E        List of Optional Collateral

F        Form of Subsidiary Joinder Agreement

                                                                       EXHIBIT A

                                  FORM OF NOTE

See Exhibit 10.31.1 of the Company's Annual Report on Form 10-K for the year ended December 31, 1997.

                                                                       EXHIBIT B

                         FORM OF BORROWING BASE REPORT

                                See Exhibit C.

                                                                       EXHIBIT C

                         INITIAL BORROWING BASE REPORT


                            BORROWING BASE REPORT

                              Total                               Appraised                        Deed of Trust
                           Development                             Value @                              Lien
                              Budget              80% of        Stabilization         75% of           Amount
                             (000's)              Costs            (000's)            Value           (000's)

              ------------------------------------------------------------------------------------------------------
Abington, PA              $   17,900          $  14,320         $   17,900        $  13,425         $  13,425
                             (6/6/96)                               (5/96)

Morris Plains, NJ         $    9,764          $   7,811         $   11,450        $   8,588         $   7,811
                            (6/10/96)                               (6/96)

Franconia, VA             $    9,925          $   7,940         $   10,775        $   8,081         $   7,940
                            (3/05/96)                               (4/96)

Wayne, NJ                 $    9,705          $   7,764         $   10,725        $   8,044         $   7,764
                             (6/4/96)                               (4/96)

Old Tappan, NJ            $   10,375          $   8,300         $   11,750        $   8,813         $   8,300
                             (6/4/96)                               (7/96)

Granite Run, PA           $    9,717          $   7,774         $   10,250        $   7,688         $   7,688
                            (5/28/96)                               (5/96)

Westfield, NJ             $   10,485          $   8,388         $   11,425        $   8,569         $   8,388
                            (9/22/96)                               (4/96)
              ------------------------------------------------------------------------------------------------------

TOTAL                     $   77,871          $  62,297         $   84,275        $  63,206         $  61,316
                                                                 Costs
                              Most Recent                      Incurred
                                Verified            %           To Date       Project    Availablility
                              Requisition       Complete        (000's)       Status        (000's)

              ----------------------------------------------------------------------------------------------
Abington, PA                     Jul-97           100%         $  15,093         a         $  12,075


Morris Plains, NJ               10/6/97            99%         $   9,229         a         $   7,383


Franconia, VA                    9/1/97           100%         $   9,435         a         $   7,548


Wayne, NJ                      10/24/97           100%         $   8,468         a         $   7,014


Old Tappan, NJ                  10/6/97            99%         $   9,895         a         $   7,916


Granite Run, PA                 10/6/97            99%         $   9,242         a         $   7,393


Westfield, NJ                   10/6/97            99%         $   8,226         a         $   6,581

              ----------------------------------------------------------------------------------------------

TOTAL                                                          $  69,888                   $  55,910


                                                Acknowledge and Agree


                                                Sunrise East Assisted Living, LP


                                                By:
                                                   ----------------------------
                                                      Vice President


                                                Date:
                                                     --------------------------

                                                                       EXHIBIT D

                               PLACES OF BUSINESS
                            AS OF DECEMBER 23, 1997


The Borrower's Chief Executive
Office is:

9401 Lee Highway, Suite 300
Fairfax, Virginia  22031


Locations of Collateral:

9401 Lee Highway, Suite 300
Fairfax, Virginia  22031

Sunrise of Franconia
6541 Franconia Road
Springfield, Virginia  22150

Sunrise of Abington
1801 Susquehana Road
Abington, Pennsylvania  19001

Sunrise of Granite Run
Route 352 and Barren Road
Middletown Township, Pennsylvania  19063

Sunrise of Morris Plains
209 Littleton Road
Morris Plains, New Jersey  07950

Sunrise of Old Tappan
195 Old Tappan Road
Old Tappan, New Jersey  07675

Sunrise of Wayne
184 Berdan Avenue
Wayne, New Jersey  07470

Sunrise of Westfield
240 Springfield Avenue
Westfield, New Jersey  07090

                                                                       EXHIBIT E

             LIST OF OPTIONAL COLLATERAL AS OF THE FACILITY CLOSING


                                     None.

                                                                       EXHIBIT F

                      FORM OF SUBSIDIARY JOINDER AGREEMENT



                        SUBSIDIARY JOINDER AGREEMENT

         THIS SUBSIDIARY JOINDER AGREEMENT (this "Agreement") is made this ___ day of _________, 199_, by __________________, a corporation/limited partnership/limited liability company organized under the laws of the State/Commonwealth of _______ ("Subsidiary") in favor of each of the Lenders under the Agency Agreement (as hereinafter defined) and NATIONSBANK, N. A., a national banking association (the "Agent").

         NOW, THEREFORE, for value received the undersigned agree as follows:

         1. Reference is hereby made to the Amended and Restated Financing and Security Agreement dated December 23, 1997 (as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the "Financing Agreement") by and among Sunrise East Assisted Living Limited Partnership, a limited partnership organized and existing under the laws of the Commonwealth of Virginia (the "Borrower"), the Agent and certain additional lenders (collectively with the Agent, the "Lenders") who are participating in a bank group pursuant to the Amended and Restated Agency Agreement by and among the Lenders party thereto dated December 23, 1997 (as amended, restated or substituted from time to time, the "Agency Agreement"). Capitalized terms not otherwise defined in this Agreement shall have the meanings given to them in the Financing Agreement.

         2. Pursuant to the Financing Agreement, the Lenders have agreed to extend to the Borrower a credit facility in the maximum aggregate principal amount of $250,000,000 or such greater amount as the Lenders may from time to time commit to lend pursuant to the Agency Agreement (the "Credit Facility") for the purposes set forth in the Financing Agreement. The Loans and all other obligations relating to the Credit Facility shall be evidenced by the Amended, Restated, Consolidated and Increased Master Promissory Note dated December 23, 1997 made by the Borrower to the Agent in the maximum principal amount of $250,000,000 (as amended, restated or substituted from time to time, the "Note"). The Credit Facility will be subject to the terms and conditions of the Financing Agreement and the Amended and Restated Master Construction Loan Agreement (as amended, restated or substituted from time to time, the "Construction Agreement") dated December 23, 1997 by and between the Borrower and the Agent.

         3. As a condition precedent to extending the Credit Facility to the Borrower, the Lenders required that any Wholly Owned Subsidiary which owns a Facility to be encumbered with a Deed of Trust to secure the Credit Facility execute this Agreement to evidence its agreement to the terms of the Financing Documents as applicable. The Subsidiary is a Wholly Owned Subsidiary of the Borrower.

         4. The Subsidiary and the Borrower hereby acknowledge, confirm and agree that on and as of the date of this Agreement Subsidiary has received the benefit of advances made under the Loan and granted a first lien Mortgage/Deed of Trust, Assignment and Security Agreement covering its Facility located in _____________, __________ and known as "Sunrise ________" (the
"Property") to secure the Obligations, and as such shall be jointly and severally liable, as provided in the Financing Documents, for all Obligations thereunder (whether incurred or arising prior to, on, or subsequent to the date hereof) and otherwise bound by all of the terms, provisions and conditions thereof.

         5. The Subsidiary hereby represents and warrants to the Agent and the Lenders that it will derive benefits, directly and indirectly, from each advance of the Credit Facility, both in its individual capacity and as a member of the integrated group comprised of the Borrower and the Guarantor Subsidiaries and that the successful operation of the integrated group is dependent upon the continued successful performance of the functions of the integrated group as a whole. Subsidiary acknowledges and agrees that the terms of the consolidated financing provided under the Financing Agreement are more favorable than would otherwise would be obtainable by the Subsidiary individually, and the Subsidiary's additional administrative and other costs and reduced flexibility associated with individual financing arrangements which would otherwise be required if obtainable would substantially reduce the value to the Subsidiary of the financing.

         6. For administrative convenience, the Subsidiary hereby irrevocably appoints the Borrower as the Subsidiary's attorney-in-fact, with power of substitution (with the prior written consent of the Agent in the exercise of its sole and absolute discretion), in the name of the Borrower or in the name of the Subsidiary or otherwise to take any and all actions with respect to the this Agreement, the other Financing Documents, the Obligations and/or the Collateral (including, without limitation, the proceeds thereof) as the Borrower may so elect from time to time, including, without limitation, actions to (a) request advances under the Credit Facility and direct the Agent to disburse or credit the proceeds of any Loan directly to an account of the Borrower, any one or more of the Guarantor Subsidiaries, the Subsidiary or otherwise, which direction shall evidence the making of such Loan and shall constitute the acknowledgement by each of the Borrower and the Guarantor Subsidiaries of the receipt of the proceeds of such Loan, (b) enter into, execute, deliver, amend, modify, restate, substitute, extend and/or renew this Agreement, any other Financing Documents, security agreements, mortgages, deposit account agreements, instruments, certificates, waivers, letter of credit applications, releases, documents and agreements from time to time, and
(c) endorse any check or other item of payment in the name of the Subsidiary or in the name of the Borrower. The foregoing appointment is coupled with an interest, cannot be revoked without the prior written consent of the Agent, and may be exercised from time to time through the Borrower's duly authorized officer, officers or other Person or Persons designated by the Borrower to act from time to time on behalf of the Borrower.

         7. The Subsidiary hereby irrevocably authorizes each of the Lenders to make Loans to any one or more all of the Borrower and the Guarantor Subsidiaries pursuant to the provisions of the Financing Agreement upon the written, oral or telephone request any one or more of the Persons who is from time to time a Responsible Officer of the Borrower under the provisions of the most recent certificate of corporate resolutions and/or incumbency of the Borrower on file with the Agent.

         8. Neither the Agent nor any of the Lenders assumes any responsibility or liability for any errors, mistakes, and/or discrepancies in the oral, telephonic, written or other transmissions of any instructions, orders, requests and confirmations between the Agent and the Borrower or the Agent and any of the Lenders in connection with the Credit Facility or any other transaction in connection with the provisions of this Agreement. The Borrower and the Guarantor Subsidiaries have agreed among themselves, and the Agent and the Lenders consent to that agreement, that each Borrower and Guarantor Subsidiary shall have rights of contribution from all of the other of them to the extent the Borrower or such Guarantor Subsidiary incurs Obligations in excess of the proceeds of the Loans received by, or allocated to purposes for the direct benefit of, the Borrower or such Guarantor Subsidiary. All such indebtedness and rights shall be, and are hereby agreed by the Borrower and the Guarantor Subsidiaries to be, subordinate in priority and payment to the indefeasible repayment in full in cash of the Obligations, and, unless the Agent agrees in writing otherwise, shall not be exercised or repaid in whole or in part until all of the Obligations have been indefeasibly paid in full in cash. The Subsidiary agrees that all of such inter-company indebtedness and rights of contribution are part of the Collateral and secure the Obligations. The Subsidiary hereby waives all rights of counterclaim, recoupment and offset between or among the Borrower and the other Guarantor Subsidiaries arising on account of that indebtedness and otherwise. The Subsidiary shall not evidence the inter-company indebtedness or rights of contribution by note or other instrument, and shall not secure such indebtedness or rights of contribution with any Lien or security.

         9. Without in any way implying any limitation on any of the provisions of this Agreement, the Financing Agreement, or any of the other Financing Documents, the Subsidiary hereby assigns, pledges and grants to the Agent, for the ratable benefit of the Lenders as security for the Obligations, and agrees that the Agent, for the ratable benefit of the Lenders, shall have a perfected and continuing security interest in, and Lien on, (a) all of the Subsidiary's Accounts, Equipment, General Intangibles, documents, Chattel Paper, Instruments and Inventory, all right title and interest of the Subsidiary in and to the Operating Agreements and Management Contracts (including, without limitation, the Management Agreement), Resident Agreements, Physician Contracts, Participation Agreements, the Licenses (whether or not designated with initial capital letters), and all other management contracts, operating agreements, service agreements and any other agreements pertaining to the Property as those terms are defined in the Uniform Commercial Code as presently adopted and in effect in the Commonwealth of Virginia, and shall also cover, without limitation, (a) any and all property specifically included in those respective terms in the Financing Agreement or in the Financing Documents, (b) all right, title and interest of the Subsidiary in and to Leases or subleases, rents, royalties, issue, profits, revenues, earnings, income or other benefits of the Property or arising from the use or enjoyment of the Property, or from any lease or other use and occupancy agreement pertaining to the Property, (c) all right, title and interest of the Subsidiary under all construction, architectural and design contracts and plans and specifications, (d) any and all property and/or collateral described in any of the Security Documents, including, without limitation, the Financing Agreement, the Deed of Trust [MORTGAGE] and the Pledge, Assignment and Security Agreement, (e) any and all bank accounts or other deposit accounts of the Subsidiary wherever located, and
(f) all proceeds (cash and non-cash, including, without limitation, insurance proceeds), of the foregoing. The Subsidiary further agrees that the Agent, shall have in respect thereof all of the rights and remedies of a secured party under the Uniform Commercial Code as well as those provided in this Agreement, under each of the other Financing Documents and under applicable Laws.

         In addition to the foregoing provision and without in any way implying any limitation on any of the provisions of this Agreement, the Financing Agreement or any of the other Financing Documents, by its execution of this Agreement, the Subsidiary specifically joins in each of the following documents as they relate to the Property, as if the Subsidiary had been a party thereto as of the date originally executed: the Management Fee Subordination Agreement, the Amended and Restated Collateral Assignment of Licenses, Participation Agreements and Resident Agreements and the Amended and Restated Collateral Assignment of Operating Agreements and Management Contracts, each dated December 23, 1997 by and between the Borrower and the Agent.

         1. Without in any way implying any limitation on any of the provisions of this Agreement, the Subsidiary agrees to execute such financing statements, instruments, and other documents as the Agent may require.

         2. Subsidiary hereby covenants and agrees with the Agent and the Lenders that the Obligations include all present and future indebtedness, duties, obligations, and liabilities, whether now existing or contemplated or hereafter arising, of the Borrower.

         3.      Guaranty.

              (a) Subsidiary hereby unconditionally and irrevocably, guarantees to the Agent and the Lenders:

                          (i) the due and punctual payment in full (and not merely the collectibility) by the Borrower of the Obligations, including unpaid and accrued interest thereon, in each case when due and payable, all according to the terms of this Agreement, the Note and the other Financing Documents;

                          (ii) the due and punctual payment in full (and not merely the collectibility) by the Borrower of all other sums and charges which may at any time be due and payable in accordance with this Agreement, the Note or any of the other Financing Documents;

                          (iii) the due and punctual performance by the Borrower of all of the other terms, covenants and conditions contained in the Financing Documents; and

                          (iv)    all the other Obligations of the Borrower.

              (b) The obligations and liabilities of the Subsidiary shall be absolute and unconditional and joint and several, irrespective of the genuineness, validity, priority, regularity or enforceability of this Agreement, the Note or any of the Financing Documents or any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or guarantor. The Subsidiary expressly agrees that the Agent may, in its sole and absolute discretion, without notice to or further assent of the Subsidiary without in any way releasing, affecting or in any way impairing the obligations and liabilities of the Subsidiary hereunder:

                          (v) waive compliance with, or any defaults under, or grant any other indulgences under or with respect to any of the Financing Documents;

                          (vi) modify, amend, change or terminate any provisions of any of the Financing Documents;

                          (vii) grant extensions or renewals of or with respect to the Credit Facilities, the Note or any of the other Financing Documents;

                          (viii) effect any release, subordination, compromise or settlement in connection with this Agreement, the Note or any of the other Financing Documents;

                          (ix) agree to the substitution, exchange, release or other disposition of the Collateral or any part thereof, or any other collateral for the Credit Facility or to the subordination of any lien or security interest therein;

                          (x) make advances for the purpose of performing any term, provision or covenant contained in this Agreement, the Note or any of the other Financing Documents with respect to which the Borrower shall then be in default;

                          (xi)    make future advances pursuant to the
         Financing Agreement or any of the other Financing Documents;

                          (xii) assign, pledge, hypothecate or otherwise transfer the Obligations, the Note, any of the other Financing Documents or any interest therein, all as and to the extent permitted by the provisions of this Agreement;

                          (xiii) deal in all respects with the Borrower or any other Guarantor Subsidiary as if this paragraph Guaranty. were not in effect;

                          (xiv) effect any release, compromise or settlement with the Borrower or any other Guarantor Subsidiary, whether in their capacity as a Borrower or as a guarantor under this paragraph Guaranty. or any other guarantor; and

                          (xv) provide debtor-in-possession financing or allow use of cash collateral in proceedings under the Bankruptcy Code, it being expressly agreed by the Borrower and the Subsidiary that any such financing and/or use would be part of the Obligations.


              (c) The obligations and liabilities of the Subsidiary, as guarantor under this paragraph Guaranty. shall be primary, direct and immediate, shall not be subject to any counterclaim, recoupment, set off, reduction or defense based upon any claim that Subsidiary may have against any one or more of the Borrower or any other Guarantor Subsidiary that has executed a Subsidiary Joinder Agreement, the Agent, and of the Lenders and/or any other guarantor and shall not be conditional or contingent upon pursuit or enforcement by the Agent of any remedies it may have against the Borrower with respect to this Agreement, the Note or any of the other Financing Documents, whether pursuant to the terms thereof or by operation of law. Without limiting the generality of the foregoing, the Agent shall not be required to make any demand upon the Borrower or any Guarantor Subsidiary that has executed a Subsidiary Joinder Agreement, or to sell the Collateral or otherwise pursue, enforce or exhaust its remedies against the Borrower, any Guarantor Subsidiary or the Collateral either before, concurrently with or after pursuing or enforcing its rights and remedies hereunder. Any one or more successive or concurrent actions or proceedings may be brought against Borrower and any Guarantor Subsidiary under this paragraph Guaranty., either in the same action, if any, brought against the Borrower or any Guarantor Subsidiary or in separate actions or proceedings, as often as the Agent may deem expedient or advisable. Without limiting the foregoing, it is specifically understood that any modification, limitation or discharge of any of the liabilities or obligations of any one or more of the Borrowers, any Guarantor Subsidiary, any other guarantor or any obligor under any of the Financing Documents, arising out of, or by virtue of, any bankruptcy, arrangement, reorganization or similar proceeding for relief of debtors under federal or state law initiated by or against the Borrower or any Guarantor Subsidiary, in their respective capacities as borrowers and guarantors under this paragraph Guaranty., or under any of the Financing Documents shall not modify, limit, lessen reduce, impair, discharge, or otherwise affect the liability of the Borrower and each Guarantor Subsidiary under this paragraph Guaranty. in any manner whatsoever, and this paragraph Guaranty. shall remain and continue in full force and effect. It is the intent and purpose of this paragraph Guaranty. that the Borrower shall and does hereby waive all rights and benefits which might accrue to any Guarantor Subsidiary or any other guarantor by reason of any such proceeding, and the Borrower agrees that it shall be liable for the full amount of the obligations and liabilities under this paragraph Guaranty. regardless of, and irrespective to, any modification, limitation or discharge of the liability of any Guarantor Subsidiary, any other guarantor or any obligor under any of the Financing Documents, that may result from any such proceedings.


              (d) The Subisidiary, as guarantor under this paragraph Guaranty., hereby unconditionally, irrevocably and expressly waives:


                          (xvi) presentment and demand for payment of the Obligations and protest of non-payment;


                          (xvii) notice of acceptance of this paragraph Guaranty. and of presentment, demand and protest thereof;


                          (xviii) notice of any default hereunder or under the Note or any of the other Financing Documents and notice of all indulgences;


                          (xix) notice of any increase in the amount of any portion of or all of the indebtedness guaranteed by this paragraph Guaranty.;


                          (xx) demand for observance, performance or enforcement of any of the terms or provisions of this paragraph Guaranty., the Note or any of the other Financing Documents;


                          (xxi) all errors and omissions in connection with the Agent's administration of all indebtedness guaranteed by this paragraph Guaranty.;


                          (xxii) any right or claim of right to cause a marshalling of the assets of any one or more of the Borrower or any other Guarantor Subsidiary;


                          (xxiii) any act or omission of the Agent which changes the scope of the risk as guarantor hereunder; and

                          (xxiv) all other notices and demands otherwise required by law which Subsidiary may lawfully waive.

              (e) Within ten (10) days following any request of the Agent so to do, the Subsidiary will furnish the Agent and such other persons as the Agent may direct with a written certificate, duly acknowledged stating in detail whether or not any credits, offsets or defenses exist with respect to this paragraph Guaranty.

         1. This Agreement shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Virginia, without regard to principles of choice of law.

         WITNESS the due execution hereof as of the day and year first written above.

WITNESS OR ATTEST:
                                               ---------------------------


                                               By:                      (SEAL)
------------------------                          ----------------------
                                                  Name:
                                                  Title:


WITNESS:                                       NATIONSBANK, N. A., as Agent



                                               By:                        (SEAL)
------------------------                          ------------------------
                                                  Robert J. Montanari
                                                  Vice President